As filed with the Securities and Exchange Commission on August 18, 2005
==============================================================================
                                                   1933 Act File No. 333-121466
                                                    1940 Act File No. 811-21688

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
(Check appropriate box or boxes)

[   ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X  ]  Pre-Effective Amendment No. 2
[   ]  Post-Effective Amendment No. _

and

[   ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ X ]  Amendment No. 2

                      First Trust/Pequot Energy Income Fund
          Exact Name of Registrant as Specified in Declaration of Trust

             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 241-4141
               Registrant's Telephone Number, including Area Code

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                Eric F. Fess, Esq.           Leonard B. Mackey, Jr., Esq.
              Chapman and Cutler LLP           Clifford Chance US LLP
              111 West Monroe Street            31 West 52nd Street
              Chicago, Illinois 60603         New York, New York 10019


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

                              --------------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [   ] when declared effective pursuant to section 8(c)

                              --------------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================

----------------  ----------  --------------  -----------------  --------------
                                 PROPOSED         PROPOSED
    TITLE OF        AMOUNT        MAXIMUM          MAXIMUM        AMOUNT OF
   SECURITIES       BEING     OFFERING PRICE      AGGREGATE      REGISTRATION
BEING REGISTERED  REGISTERED     PER UNIT     OFFERING PRICE(1)     FEE(2)
----------------  ----------  --------------  -----------------  --------------
Common Shares,
$0.01 par value      1,000       $20.00          $20,000            $2.35
----------------  ----------  --------------  -----------------  --------------

(1)  Estimated solely for the purpose of calculating the registration fee.
(2)  Fee previously paid with the initial Registration Statement.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

==============================================================================

PROSPECTUS

                                           Shares

                  FIRST TRUST/PEQUOT ENERGY INCOME FUND
                  =====================================


                              Common Shares
                            $20.00 per Share

The Fund. First Trust/Pequot Energy Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.


Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will seek a high total return. The Fund will pursue its objectives by investing primarily in a diversified portfolio of securities of entities engaged in the energy industry, including energy-related master limited partnerships ("MLPs") and MLP-related entities, Canadian income trusts and royalty trusts ("Income Trusts"), U.S. royalty trusts, corporations and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity or coal (all such issuers, collectively, "Energy Companies"). There can be no assurance that the Fund's investment objectives will be achieved.

Investment Strategy. Under normal market conditions, after the initial investment period, the Fund will invest at least 80% of its managed assets (including assets obtained through leverage) in securities issued by Energy Companies. Such investments will generally consist of equity securities such as common stocks, warrants and equity interests in Energy Companies. However, the Fund will not invest more than 25% of its managed assets in equity or debt securities of MLPs, although the Fund generally may invest up to 75% of its managed assets in equity or debt securities (including MLP I-Shares) of MLP-related entities. In addition, the Fund may invest up to 10% of its managed assets in certain other securities, including debt, convertible debt and preferred stock, of Energy Companies. The Fund may also invest in derivative instruments as a substitute for purchasing or selling particular securities.

No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund intends to apply to list its common shares on the New York Stock Exchange. The trading or "ticker" symbol of the common shares is expected to be "FPE."




                                  (continued on the following page)


Investing in the Fund's common shares involves certain risks that are described in the "Risks" section beginning on page 29 of this prospectus.


                                                    Per Share         Total (1)

Public offering price                               $20.00               $
Sales load                                          $.90                 $
Estimated offering costs (2) (3)                    $.04                 $
Proceeds, after expenses, to the Fund               $19.06               $

                                                     (notes on following page)


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about                , 2005.

                          Merrill Lynch & Co.

            The date of this prospectus is                            , 2005.

The  information in this prospectus is not complete and may be changed.
We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(continued from previous page)

Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") will be the Fund's investment adviser and will be responsible for selecting and supervising the Sub-Adviser (as defined below), the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Pequot Capital Management, Inc. ("Pequot" or the "Sub-Adviser") will be the Fund's sub-adviser.


First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $18.4 billion in assets which it managed or supervised as of June 30, 2005. Pequot is a registered investment adviser with the Securities and Exchange Commission. As of June 30, 2005, Pequot had approximately $6.6 billion of assets under management, including approximately $455 million of committed capital. See "Management of the Fund" in this prospectus and "Investment Adviser" and "Sub-Adviser" in the Fund's Statement of Additional Information (the "SAI").


Leverage. The Fund may seek to enhance the level of its current distributions through the use of financial leverage. The Fund may utilize leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares"), commercial paper or notes and/or borrowings, up to a maximum aggregate amount of 331/3% of the Fund's Managed Assets after such issuance and/or borrowing. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. The issuance of these instruments, which would be senior to the Fund's common shares, will result in the financial leveraging of the Fund's common shares. Whether to offer Preferred Shares or engage in another form of leveraging, and, if offered, the terms of such shares or leveraging and the timing and other terms of their offering or arrangement will be determined by the Fund's board of trustees ("Board of Trustees"). Through leveraging, the Fund will seek to obtain a higher return for the holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares-Effects of Leverage," "Risks-Leverage Risk" and "Description of Shares."


You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. The prospectus sets forth concisely the information about the Fund that a prospective investor
ought to know before investing. The SAI dated                , 2005,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may obtain a free copy of the SAI, the table of contents of which is on page 54 of this prospectus, or the Fund's annual or semi-annual reports to shareholders (when they become available), by writing to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532; by calling the toll-free number, (800) 988-5891; or at the Fund's website at http://www.ftportfolios.com. You may also call the toll-free number above to request other information about the Fund or to make shareholder inquiries. You may also obtain the Fund's SAI, information incorporated by reference into the Fund's registration statement and other information regarding the Fund from the Securities and Exchange Commission's website (http://www.sec.gov).


The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency.

(notes from previous page)


(1) The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the
Fund will be $             , $            , $             and $            ,
respectively. See "Underwriting."

(2) Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) are
estimated to be $           , which represents .2% (or $.04 per common
share) of the Fund's offering price. The Fund's investment adviser, First Trust Advisors L.P., has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of expenses described below) that exceed .2% (or $.04 per common share) of the Fund's offering price. The Fund's sub-adviser, Pequot Capital Management, Inc., has agreed to reimburse the Fund's investment adviser for one-half of such organizational expenses and offering costs of the Fund that exceed .2% (or $.04 per common share) of the Fund's offering price.

(3) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. The Fund's investment adviser (not the Fund) will pay to certain underwriters additional compensation. The total amount of the foregoing payments will not exceed 4.5% (or $.90 per common share) of the total price to the public of the common shares sold in this offering, but is in addition to the 4.5% (or $.90 per common share) sales load described in the table. See "Underwriting."


Page 2
                            TABLE OF CONTENTS



Prospectus Summary                                                            4
Summary of Fund Expenses                                                     21
The Fund                                                                     22
Use of Proceeds                                                              22
The Fund's Investments                                                       22
Borrowings and Preferred Shares                                              27
Risks                                                                        29
Management of the Fund                                                       40
Net Asset Value                                                              41
Distributions                                                                42
Dividend Reinvestment Plan                                                   43
Description of Shares                                                        44
Certain Provisions in the Declaration of Trust                               45
Structure of the Fund; Common Share Repurchases; Conversion to Open-End Fund 46
Tax Matters                                                                  47
Underwriting                                                                 52
Administrator, Custodian and Transfer Agent                                  53
Legal Opinions                                                               54
Table of Contents for the Statement of Additional Information                55


You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover only.

                           PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth in this prospectus under the heading "Risks."

The Fund...............  First Trust/Pequot Energy Income Fund (the "Fund")
                         is a newly organized, diversified, closed-end management investment company. See "The Fund."


The Offering...........  The Fund is offering                 common shares
                         of beneficial interest at $20.00 per share through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         ("Merrill Lynch"). The common shares of beneficial interest are called "Common Shares" in the rest of this prospectus. You must purchase at least 100 Common
                         Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional
                         Common Shares to cover orders in excess of Common
                         Shares. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed .2% (or $.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed .2% (or $.04 per Common Share) of the Fund's offering price.

Listing...............   The Fund intends to apply to list the Common Shares
                         on the New York Stock Exchange ("NYSE"). The trading or
                         "ticker" symbol of the Common Shares is expected to be "FPE."

Investment Objectives
and Policies..........   The Fund's primary investment objective is to seek a
                         high level of current income. As a secondary objective, the Fund will seek a high total return. The Fund will pursue its objectives by investing primarily in a diversified portfolio of securities of Energy
                         Companies.

                         The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies (other than its fundamental investment restrictions, which are described in the SAI), including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" and "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

The Fund's Investments.. Under normal market conditions, after the initial investment period, the Fund will invest at least 80% of its Managed Assets (including assets obtained through leverage) in securities issued by Energy Companies. The Fund will provide investors with at least 60 days prior notice of any change in this policy. The entities in which the Fund will invest are generally engaged in steady fee-for-service infrastructure and service businesses that pay out most of their available free cash flow monthly or quarterly and are involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services although the Fund may invest in entities in other types of businesses, such as petroleum refining or oil and gas production and/or drilling.



                         The Fund may invest up to 70% of its Managed Assets in Income Trusts. As used in this prospectus, Income Trusts mean Canadian income trusts and/or Canadian royalty trusts. Income Trusts typically consist of a trust or limited partnership structured to own: (1) debt and/or equity of an underlying company or other entity which carries on an active business; or (2) royalties on revenues generated by an underlying business activity. Income Trusts are designed to distribute most of the income generated by the underlying assets to unit holders. This is unlike publicly listed companies, which generally retain and re-invest their earnings and may pay out a portion of earnings to their shareholders as dividends. The amount of distributions paid on a unit of an Income Trust will vary from time to time based on unit sales, margins, commodity prices, royalty rates, operating and general administrative expenses, debt service charges and deductions, including holdbacks for future capital spending. Income Trust units represent an equal fractional beneficial interest in the Income Trust and, as such, the ownership of units does not provide unit holders with the statutory rights normally associated with ownership of shares of a corporation. Units of Income Trusts are also unlike conventional debt instruments in that there is no principal amount owing directly to unit holders. The Fund intends to invest primarily in Income Trusts involved in steady fee-for-service infrastructure that supports the production of natural gas, oil or electricity but may also selectively invest in other Income Trusts. The Fund will generally invest in Income Trusts that are treated as corporations under U.S. federal tax law.



                         The Fund may also invest up to 10% of its Managed Assets in U.S. royalty trusts. U.S. royalty trusts are publicly traded grantor trusts that generally derive their income from oil and gas production. The extent to which the Fund can invest in U.S. royalty trusts may be limited by the Fund's intention to qualify as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code").

                         The Fund may invest up to 25% of its Managed Assets in equity or debt securities of MLPs, although the Fund generally may invest up to 75% of its Managed Assets in equity or debt securities (including MLP I-Shares) of MLP-related entities. The types of MLP and MLP-related entity equity securities the Fund will purchase include common units, subordinated units and I-Shares. Unlike the holders of common stock of a corporation, investors in MLP common units, including the Fund, have limited control and voting rights on matters affecting the partnership. Investors in MLP common units are generally entitled to minimum quarterly distributions ("MQDs") from the MLP, including arrearage rights, which must be satisfied before any distributions are paid to any subordinated unit holders or incentive payments are made to the MLP's general partner. MLP common units are typically listed and traded on a U.S. securities exchange. While the Fund anticipates that it will generally purchase MLP common units in open market transactions, the Fund may purchase MLP common units through direct placements. MLP subordinated units provide for distributions to be made to holders once the MQDs payable to common unit holders have been satisfied, but prior to incentive payments to the MLP's general partner. MLP subordinated units do not provide for arrearage rights and are typically convertible into common units after a specified period of time or upon the achievement of specified financial goals. As MLP subordinated units are not typically listed on a securities exchange or publicly traded, the Fund anticipates that it will purchase MLP subordinated units directly from MLP affiliates or holders of such units. MLP I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares. For purposes of this prospectus, MLP-related entities include, but are not limited to, general partners of MLPs and other MLP affiliates.

                         The Fund may invest up to 40% of its Managed Assets in common stocks of corporations engaged in the energy industry. Generally, the Fund intends to purchase these common stocks in open market transactions, but may also purchase securities directly from the issuers in private placements.

                         To generate additional income, the Fund may write (or sell) covered call options on the common stocks of Energy Companies held in the Fund's portfolio. The Fund may also invest up to 10% of its Managed Assets in warrants to purchase equity securities.



                         The Fund may invest up to 10% of its Managed Assets in certain other securities, including debt, convertible debt and preferred stock, of Energy Companies. The Fund will not invest in non-investment grade debt instruments.

                         The Fund may use short sales to hedge the commodity or economic risk of a security issued by an Energy Company, but expects to use such a strategy only on a limited basis. The Fund will not engage in "naked" short selling (i.e., selling short without owning or having borrowed the securities to make delivery). The Sub-Adviser does not expect that short sales will exceed 15% of the Fund's Managed Assets. The Fund may also invest in derivative instruments as a substitute for purchasing or selling particular securities.

                         The Fund may invest up to 10% of its Managed Assets in other investment companies.

                         The Fund will not invest more than 20% of its Managed Assets in securities issued by a single issuer and will not invest directly in commodities.

                         Percentage limitations described in this prospectus are applicable as of the time of investment by the Fund and may be exceeded after the time of investment as a result of market value fluctuations of the Fund's portfolio.


Investment Adviser
and Sub-Adviser......... First Trust Advisors L.P. will be the Fund's investment adviser and, subject to the supervision of the Fund's Board of Trustees, will be responsible for supervising the Fund's Sub-Adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser, in consultation with the Sub- Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation.


                         First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $18.4 billion in assets which it managed or supervised as of June 30, 2005. See the SAI under "Investment Adviser."


                         Pequot Capital Management, Inc. will be the Fund's Sub-Adviser. Pequot is a registered investment adviser with the Securities and Exchange Commission. As of June 30, 2005, Pequot had approximately $6.6 billion of assets under management, including approximately $455 million of committed capital. See the SAI under "Sub-Adviser."

Strategic Transactions.. The Fund may, but is not required to, use various strategic transactions to seek to (1) reduce interest rate risks arising from any use of financial leverage,
                         (2) facilitate portfolio management, (3) mitigate risks and/or (4) earn income. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions, credit derivative instruments, credit default swaps, credit linked notes or other structured notes. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund anticipates that it may write (or sell) covered call options on the common stock of companies in the energy industry held in the Fund's portfolio. The Fund generally will seek to use these instruments and transactions as a portfolio management or hedging technique in an effort to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund and/or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities.


Borrowings and
Preferred Shares......   The Fund intends to use leverage through the
                         issuance of Preferred Shares, commercial paper or notes and/or borrowing (each a "Leverage Instrument" and collectively, the "Leverage Instruments") up to a maximum aggregate amount of 331/3% of the Fund's

                         Managed Assets after such issuance and/or borrowing. Leverage is a speculative technique that creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage were not used. The Fund's leveraging strategy may not be successful. See "Risks- Leverage Risk." Investors should understand that Leverage Instruments will have seniority over the Common Shares. The use of Leverage Instruments will leverage your investment in the Common Shares. If the Fund uses Leverage Instruments, associated costs will be borne immediately by holders of Common Shares ("Common Shareholders" or "Shareholders") and result in a reduction of the net asset value ("NAV") of the Common Shares.



                         Preferred Shares, if issued, will pay dividends based on short-term interest rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term interest rates. In the event that the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage does not exceed the current interest rate or dividend rate on the Leverage Instruments, the Fund will generate less return or income than will be needed to pay such dividends or interest payments. In this event, any returns to Common Shareholders will be smaller, and any losses will be greater, than if leverage was not used. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile.

                         There is no assurance that a leverage strategy will be utilized by the Fund or that, if utilized, it will be successful. See "Risks-Leverage Risk."


Distributions..........  The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute all or a portion of its net investment income to Common Shareholders quarterly (after the payment of expenses, if any, and interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. Distributions are likely to be variable, and the Fund's distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the Fund's investments. Distributions the Fund receives from its investments generally are included in the Fund's net investment income. The tax treatment and characterization of the Fund's distributions may vary from time to time because of the nature of the Fund's investments. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. However, the ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until the end of that calendar year. As a result, there is a possibility that the Fund may make total distributions during the calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, with the excess amount being treated as a return of capital. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                         If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Borrowings and Preferred Shares."
Administrator,
Custodian and
Transfer Agent.........  The Fund has retained PFPC Trust Company as its custodian, and PFPC Inc. as its administrator, fund accountant and transfer agent. The Adviser and the Board of Trustees will be responsible for monitoring the activities of the custodian, administrator, fund accountant and transfer agent. See "Administrator, Custodian and Transfer Agent."


Closed-End Structure.....Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.



                         Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV. The market price of such shares may be affected by NAV, dividend and distribution levels and stability (which in turn will be affected by levels of dividend payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulation affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors that may be beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. In addition, NAV will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See "Use of Proceeds."


                         The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to their NAV and the Board of Trustees may take certain actions to seek to reduce or eliminate any discount in the market price of the Common Shares relative to their NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal or closer to NAV per Common Share. Investors should assume that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. See "Structure of the Fund; Common Share Repurchases; Conversion to Open-End Fund."


Tax Matters............  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are properly designated by the Fund as capital gain dividends will be treated as long- term capital gains in the hands of Common Shareholders receiving such distributions. See "Tax Matters."



Special Risk
Considerations........   Risk is inherent in all investing. The following
                         discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."


                         No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

                         Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the

                         Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                         Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


                         Energy Industry. The Fund's investments will be concentrated in the energy industry. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Certain risks inherent in investing in the energy business include the following:



                         - Commodity Pricing Risk. Energy Companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, NGLs, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly Energy Companies that produce such energy commodities and could impact indirectly Energy Companies that engage in the transportation, storage, processing, distribution or marketing of or exploration for such energy commodities. Commodity prices fluctuate for many reasons, including changes in market and economic conditions or political circumstances (especially of key energy-producing and consuming countries), the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries ("OPEC"), and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.

                         - Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental or other governmental regulation, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources, international politics and political circumstances (particularly of key energy-producing countries), policies of OPEC and depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Energy Companies. Factors that could lead to a decline in demand include economic recession or other adverse economic or political conditions (especially in key energy-consuming countries), higher fuel taxes, governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices and weather conditions.

                         - Depletion and Exploration Risk. Energy Companies engaged in the exploration, development, management or production of natural gas, NGLs (including propane), crude oil or refined petroleum products are subject to the risk that their commodity reserves are depleted over time. Energy Companies generally increase reserves through expansion of their existing businesses, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves. Each of these strategies entails risk. The financial performance of these Energy Companies may be adversely affected if they are unable to cost-effectively acquire additional reserves at a rate at least equal to the rate of decline of their existing reserves. A failure to maintain or increase reserves could reduce the amount and/or change the characterization of cash distributions paid by these Energy Companies.

                          - Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services. Various governmental agencies and authorities have the power to enforce compliance with these regulations, and violators may be subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.


                          - Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Companies. Rising interest rates may increase an Energy Company's cost of capital, which in turn would increase operating costs and may reduce an Energy Company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of Energy Company shares or units as the yields on alternative investments increase.

                          - Acquisition Risk. The ability of MLPs, MLP-related entities and Income Trusts to grow and, where applicable, to increase distributions to unit holders is dependent principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs, MLP-related entities and Income Trusts are unable to make such accretive acquisitions because, for example, they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs, MLP-related entities and Income Trusts do consummate acquisitions that they believe will be accretive, the acquisitions may in fact result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, which include, among others: the possibility of mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; possible limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                          - Affiliated Party Risk. Some MLPs may be dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors of an MLP to satisfy their payments or obligations could impact the MLP's revenues and cash flows and its ability to make distributions.

                          - Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing or marketing of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions, among others. The occurrence of any such events could result in substantial losses due to, for example, personal injury and/or loss of life, damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment, suspension or discontinuation of affected Energy Companies' related operations. Many Energy Companies are not fully insured against all risks inherent to their businesses. If an accident or event occurs that is not fully insured, it could adversely affect an Energy Company's operations and financial condition.

                          - Operational Risk. Energy Companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, Energy Companies may employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

                          - Competition Risk. The Energy Companies in which the Fund may invest that are involved in the upstream (exploration, development and production of energy resources) and midstream (processing, storing and transporting of energy resources) businesses will face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel and operating their properties. Many of their competitors, including major oil companies, natural gas utilities, independent power producers and other private independent energy companies, will likely have financial and other resources that substantially exceed their resources. The upstream businesses in which the Fund may invest face greater competition in the production, marketing and selling of power and energy products brought about in part from the deregulation of the energy markets.



                          - Financing Risk. Some of the Energy Companies in which the Fund may invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with Energy Companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to the Fund.

                         MLP Risks. An investment in MLP units involves risks that may differ from those associated with investments in similar equity securities, such as in common stock of a corporation. The extent to which the Fund can invest in MLP units may be limited by the Fund's intention to qualify as a RIC under the Code. Holders of MLP units usually have the rights typically afforded to limited partners in a limited partnership, and as such have limited control and voting rights on matters affecting the partnership. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. Further, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of the MLP, including those arising from incentive distribution payments.

                         MLP subordinated units in which the Fund may invest generally convert to common units at a one-to one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors. As MLP subordinated units are not typically listed on a securities exchange or publicly traded, they may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks or MLP units.

                         The Fund may invest in I-Shares, which represent an ownership interest of an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units are similar to MLP common units in terms of voting rights, liquidation preference and distributions. While not always precise, the price of I- Shares and their volatility tend to correlate to the price of common units of the MLP. I-Shares are generally subject to the same risks as MLP common units.

                         Income Trust Risk. Investments in Income Trusts in which the Fund intends to invest are generally equity investments and thus share many of the risks inherent in investing in equity securities, and are also subject to the risks specific to the energy sector. The extent to which the Fund invests in Income Trusts may be limited by the Fund's intention to qualify as a RIC under the Code. In many circumstances, the Income Trusts in which the Fund may invest will have limited operating histories. The value of Income Trust securities in which the Fund will likely invest may be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

                         Income Trusts are also subject to the following risks:


                         - Lack of diversification. The Income Trusts in which the Fund will likely invest tend to be heavily invested in real estate, oil and gas, pipelines and other infrastructure.

                         - Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to unit holders, rather than reinvested in the business.


                         - No guarantees. Income Trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying an Income Trust do not perform as expected, the Income Trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the Income Trust and general economic conditions.

                         - Potential for tax recharacterization or changes. The current Canadian tax treatment of certain Income Trusts that allows income to flow through to investors and be taxed only at the individual level could be challenged under existing Canadian tax laws, or such tax laws could change. Conversely, there may be a risk of recharacterization to such flow-through treatment for U.S. tax purposes, implicating the Fund's RIC status.

                          - Liability. Income Trusts do not offer the same statutory rights normally associated with ownership of shares of a corporation.

                         Canadian Royalty Trust Risk. Canadian limited liability protection laws with regard to Canadian royalty trusts (as well as Canadian income trusts) are generally determined by the domicile of the royalty or income trust. The extent to which the Fund invests in Canadian royalty trusts may be limited by the Fund's intention to qualify as a RIC under the Code. Certain Canadian provinces have passed legislation limiting the liability of investors in certain Canadian royalty trusts and Canadian income trusts, while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, although the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in royalty trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the royalty trust over and above the net underlying assets of the royalty trust. While the likelihood of an investor in a royalty trust domiciled in any Canadian province being held liable beyond their original investment is considered remote, there can be no assurance that the Fund will have limited liability with respect to investments in Canadian royalty trusts.

                         U.S. Royalty Trust Risk. U.S. royalty trusts are subject to many of the risks discussed above under "Prospectus Summary- Special Risk Considerations-Income Trust Risk." For example, U.S. royalty trusts may have limited operating histories, and the value of securities of such royalty trusts may be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry. The extent to which the Fund can invest in U.S. royalty trusts may be limited by the Fund's intention to qualify as a RIC under the Code.

                         Equity Securities Risk. The market price of equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. For instance, the values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse political events or unfavorable investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity and other securities may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, and may also be affected by the historical and prospective earnings of the issuer and the value of its assets. Equity securities generally have greater price volatility than bonds and other debt securities.


                         Smaller Capitalization Risk. Certain of the Energy Companies in which the Fund may invest may have comparatively smaller capitalizations. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Investments in smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than investments in larger Energy Companies. In addition, securities of smaller capitalization Energy Companies may not be widely followed by the investment community, which may result in reduced demand for these securities.



                         Interest Rate Risk. Interest rate risk is the risk that equity and fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market interest rates in the United States, Canada and in certain other countries in which the Fund may invest currently are near historically low levels, thus increasing the risk that the Fund's portfolio will decline in value as market interest rates rise. If the Fund uses leverage, interest rate risk may be increased.



                         Non-U.S. Securities Risk. The Fund intends to focus a substantial portion of its portfolio investments in securities of non- U.S. issuers and securities traded principally on exchanges outside of the United States. The Fund's investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Canada or Europe), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies may appear to be unrelated.


                         Country Risk. Because the Fund may invest a significant portion of its assets in one country, the Fund is subject to country risk. The impact on the Fund's NAV of specific risks relating to investment in non-U.S. issuers, such as political, regulatory, interest rate, currency and inflation, may be magnified due to the concentration of the Fund's investments in a particular country. The Fund anticipates that a substantial portion of its Managed Assets will be invested in securities of Canadian issuers. The Canadian and U.S. economies are closely integrated. The United States is Canada's largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products and energy-related products, such as oil, gas and hydroelectricity. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. A small number of industries, including the materials industry, represent a large portion of the Canadian market.

                         Fixed-Income Securities Risk. In addition to interest rate risk, fixed-income securities are subject to certain other risks, including:

                         - Issuer Risk. The value of fixed-income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                         - Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

                         - Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                         - Credit Risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price, or that the issuer will fail to make interest payments when due, because the issuer of the security experiences a decline in its financial status.


                         Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and income is paid in the form of dividends. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors or trustees. Preferred stock also may be subject to optional or mandatory redemption provisions. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks and corporate debt securities.


                         Convertible Securities Risk. Convertible securities are bonds, preferred stocks and other securities that pay interest or dividends and are convertible into common stocks. As such, convertible securities have some characteristics of both bonds and common stock. Like a bond (or some preferred stocks), a convertible security typically pays a fixed rate of interest (or dividends) and promises to repay principal at a given date in the future. However, an investor can exchange the convertible security for a specific number of shares of the issuing company's common stock at a "conversion price" specified at the time the convertible security is issued. Convertible securities are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible security increases (or decreases) as the price of the underlying common stock increases (or decreases). Convertible securities typically pay income yields that are higher than the dividend yields on the issuer's common stock, but lower than the yields of the issuer's debt securities.


                         Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars through derivative transactions such as currency swaps. However, hedging may not alleviate all currency risks. See "Risks-Derivatives Risk."



                         Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the sales load and the payment by the Fund of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels and stability (which will in turn be affected by levels of dividend payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                         Cash Flow Risk. A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities of MLPs, MLP-related entities and Income Trusts. The amount of cash an MLP, MLP-related entity or Income Trust has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP, MLP-related entity or Income Trust's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the relevant MLP, MLP-related entity or Income Trust's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors that may reduce the amount of cash an MLP, MLP-related entity or Income Trust has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. The Fund may recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


                         Delay in Investing the Proceeds of this Offering. Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for securities of MLPs and MLP-related entities, Income Trusts and other Energy Companies may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Until the Fund is able to invest the net proceeds of the offering in accordance with the Fund's investment objectives and strategies, the proceeds of the offering may be invested in cash, cash equivalents or other securities. As a result, the return and yield on the Common Shares in the first year of the Fund's investment operations may be lower than what they would be were the Fund to be fully invested in accordance with its objectives and policies. See "Use of Proceeds."



                         Leverage Risk. The Fund may borrow an amount up to 331/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). The Fund anticipates that under current market conditions it will issue Leverage Instruments in an aggregate amount up to 331/3% of the Fund's Managed Assets. Borrowings and the issuance of Preferred Shares by the Fund are referred to in this prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:


                         - the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                         - the risk that fluctuations in interest rates on borrowings and short- term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                         - the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

                          - when the Fund uses financial leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Fund did not use leverage. As a result, the Adviser and Sub-Adviser have a financial incentive for the Fund to incur leverage; and

                          - to the extent that the Fund uses leverage, it may be in danger of failing to maintain asset coverage levels that meet the requirements of the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund's leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.

                         The Sub-Adviser, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. See "Risks-Leverage Risk."


                         Derivatives Risk. The Fund's possible use of Strategic Transactions entails various risks, including imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction and/or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging, currency and interest rate transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging, currency and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions will not be available to the Fund for investment purposes. See "Risks-Derivatives Risk."

                         The Fund may manage some of its derivative positions, if any, by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act and, therefore, the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 331/3% of its Managed Assets. See "Borrowings and Preferred Shares." In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.



                         Covered Call Options Risk. The Fund's possible use of covered call options entails certain risks. As the writer (seller) of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

                         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, the Fund is not subject to any limit on the rate of portfolio turnover. The Fund may engage in active and frequent trading when the Sub-Adviser believes it is appropriate. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments- Investment Practices-Portfolio Turnover" and "Tax Matters."

                         Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of financial leverage would likely increase, which would tend to further reduce returns to Common Shareholders.


                         Illiquid/Restricted Securities Risk. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so. The market prices of illiquid securities generally are more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value and the Sub- Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered and thus able to be sold. Contractual restrictions on the resale of certain securities in which the Fund may invest may vary in length and scope and may be the result of a negotiation between the issuer and acquiror of the securities. The Fund would bear market risks during any period in which the Fund could not sell an illiquid security. The Fund may also invest in restricted securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, also may be illiquid, and thus subject to the risks discussed above. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid for these purposes.

                         Liquidity Risk. Certain of the securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.

                         Valuation Risk. Market prices generally may not be available for certain securities in which the Fund may invest, including subordinated units, directly-owned general partner interests or restricted securities or unregistered securities of certain MLPs, MLP- related entities or private companies, as well as for certain MLP I- Shares, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. Valuing these securities typically requires more reliance on the judgment of the Sub-Adviser than is required for securities for which there is an active trading market. See "Net Asset Value."

                         Dependence on Key Personnel of the Sub-Adviser. The success of the Fund will depend, in large part, upon the skill and expertise of the employees of the Sub-Adviser who will manage the Fund's investment portfolio on behalf of the Sub-Adviser. There can be no assurance that any particular investment professional retained by the Sub-Adviser will continue to be active in the portfolio management of the Fund. The loss of the services of certain investment professionals of the Sub-Adviser could be adverse to the Fund.



Page 17



                         Secondary Market for the Fund's Shares. The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker- dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                         Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 331/3% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

                         Passive Foreign Investment Company Risk. Certain of the Fund's securities may be considered passive foreign investment companies ("PFICs"). As a result of investing in stock of PFICs, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the requirements under the Code that the Fund distribute (i) 90% of its net investment income (including the excess, if any, of net short-term capital gains over net long-term capital losses) in order to retain its status as a RIC, and (ii) 100% of its income (and capital gain) to avoid Fund-level federal income taxation on all of its income and gain that are distributed. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Common Shareholders. See "Tax Matters."



                         Emerging Markets Risk. The Fund may invest to a limited degree in securities of issuers that are located in developing or "emerging" market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in, or securities denominated in the currencies of, emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

                         Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, the stock market and world economies and markets in general. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terrorism. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. The Fund cannot predict the effects that any future terrorist attacks could have on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                         Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Pequot. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


                         Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open- end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."



                         Tax Risk. The Fund's direct and indirect investments in MLPs, Income Trusts and U.S. royalty trusts may be limited by the Fund's intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, its status as a RIC may be jeopardized.

                        SUMMARY OF FUND EXPENSES

The following table assumes the issuance of leverage in the form of debt in an amount equal to 331/3% of the Fund's Managed Assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.


Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)                     4.50%
Offering expenses borne by the Fund (as a percentage of offering price)         .20%(1)
Offering expenses of debt expected to be borne by the Fund                     None(*)
Dividend Reinvestment Plan fees                                                None(2)

                                             Percentage of Net Assets Attributable
                                                   to Common Shares (Assumes
                                                       Debt Is Used)(3)
                                             -------------------------------------

Annual Expenses
---------------
Management fees(4)                                          %
Interest payments on debt                                   %
Other expenses                                              %(5)

     Total annual expenses                                  %

* Assuming the Fund utilizes leverage in the form of debt, there are no offering expenses associated with the use of debt.

(1)  The Adviser has agreed to pay (i) all organizational expenses and
(ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed .2% (or $.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed .2% (or $.04 per Common Share) of the Fund's offering price.

(2) You will pay brokerage charges if you direct PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

(3) The table presented below in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares. Unlike the table above, this table assumes that no debt and no other leverage is used. This will be the case, for instance, prior to the Fund's issuance of debt or the use of other Leverage Instruments. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:


                                          Percentage of Net Assets Attributable
                                              to Common Shares (Assumes No
                                                  Debt Is Used or Other
                                             Leverage Instruments Are Used)
                                             ----------------------------------

Annual Expenses
---------------
Management fees..........................................%
Other expenses...........................................%
    Total annual expenses................................%


(4) Represents the aggregate fee payable to the Adviser (and by the Adviser to the Sub-Adviser).

(5)  If the Fund uses Leverage Instruments in the form of debt, costs of
the leverage, estimated to be approximately      % of the total dollar
amount of the debt issuance, will be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. Assuming the issuance of debt in an amount equal to 331/3% of the Fund's Managed Assets (immediately after the issuance of such debt), those offering costs of the debt issuance are estimated to be approximately $
           or $      per Common Share (     % of the offering price of
the Common Shares).


The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" assume that
    Common Shares of the Fund are issued and outstanding and are based on estimated expense amounts for the Fund's first full year of operations. If the Fund issues fewer Common Shares than the number estimated above, the Fund's expenses as a percentage of net assets attributable to Common Shares is likely to be higher. See "Management of the Fund" and "Dividend Reinvestment Plan."


The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated offering costs of issuing debt assuming the Fund issues debt representing 331/3% of the Fund's capital (after their issuance) of $
   ) that you would pay on a $1,000 investment in Common Shares,
assuming (1) total net annual expenses of        % of net assets
attributable to Common Shares and (2) a 5% annual return*:

               1 Year    3 Years   5 Years  10 Years
               ------    -------   -------  --------
               $         $         $         $


* The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not utilize any leverage, an investor would pay the following expenses based on the
assumptions in the example: one year, $    ; three years, $    ; five
years, $      ; and ten years, $      .

                                THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on December 13, 2004 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

                             USE OF PROCEEDS


The net proceeds of the offering of Common Shares will be approximately
$           ($                    if the Underwriters exercise the
overallotment option in full) after payment of the estimated offering costs. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed .2% (or $.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed .2% (or $.04 per Common Share) of the Fund's offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities.


                         THE FUND'S INVESTMENTS

Investment Objectives and Policies


The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will seek a high total return. The Fund will pursue its objectives by investing primarily in a diversified portfolio of Energy Companies. There can be no assurance that the Fund's investment objectives will be achieved.

The Fund's investment objectives and the fundamental investment restrictions listed in the SAI may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (ii) more than 50% of the shares, whichever is less.


Investment Philosophy and Process


The Sub-Adviser believes that successful investing in the energy industry requires strict capital spending discipline because the industry is capital intensive, mature and has low rates of overall growth. The Sub-Adviser generally believes that, for energy businesses, there is a high correlation between rates of return and the portion of cash flow reinvested in the business: the lower the level of reinvestment, the higher the return. Capital spending discipline results from prudent management or a policy to pay out most available free cash flow to shareholders. Companies that pay out all or most of their available free cash flow in the form of monthly or quarterly distributions or dividends-such as MLPs and Income Trusts-have a built-in capital spending discipline and provide an attractive investment universe from which to construct a portfolio.

The Sub-Adviser believes that the energy business is a mature industry that has the potential to produce a significant level of cash flow in excess of requirements for maintenance capital expenditures. The Sub-Adviser believes that the Energy Companies with the most favorable investor total returns pay out the bulk of their cash flows to their investors. Nonetheless, there are many companies within the industry that reinvest the bulk of their cash flows either in the belief that they have a competitive advantage or that the industry is about to enter a new, more highly profitable phase, although the Sub-Adviser believes that the frequent consolidations and restructurings within the industry demonstrate that these expectations are often not realized. Many of these high-reinvestment companies divest their pipeline and storage and other infrastructure assets because they view the investment returns from these assets as having less upside potential than assets with more growth potential or commodity exposure. The Sub-Adviser believes that this has resulted in a growing opportunity for investors to take advantage of the energy industry's desire to finance what it thinks will be "high risk/high return" opportunities through the divestment of its "lower risk/lower return" infrastructure assets into these asset classes. A significant amount of these assets have been purchased by MLPs in the United States and by Income Trusts. The Sub-Adviser believes that it is the shareholders of such MLPs and Income Trusts that have benefited as these asset classes have performed favorably relative to the securities of the companies divesting the assets.

The opportunity to invest in MLPs is difficult for many large investors to take advantage of, which has left these securities largely in the hands of retail investors. Non-taxable investors such as pension funds and endowments typically do not wish to own these securities because MLPs generate a substantial amount of "unrelated business taxable income," which can be disadvantageous to them. In addition, prior to the rapid growth of these asset classes over the last few years, they were generally too small to attract the interest of most large investors. As a result, the Sub-Adviser believes the combination of the lack of institutional investment and the growth in size of these asset classes has made this an attractive universe from which to construct a portfolio for a closed-end fund.

In addition, the Sub-Adviser believes that the attractive characteristics of the MLPs and Income Trusts in the energy infrastructure business can be enhanced by a rigorous application of investment research and portfolio construction tools. There is generally less research coverage of these companies than in sectors of comparable size whose securities are owned by institutional investors. The Sub-Adviser believes this creates an opportunity to outperform the energy infrastructure sector using the Sub-Adviser's investment research and professional portfolio construction tools. Since the companies in this asset class are affected by virtually every phase of the energy business (even if they are not directly invested in every phase), the Sub-Adviser believes it is advantageous to have a strong working knowledge of the business, including of oil and gas production and gathering, transportation, refining and marketing, gas liquids processing and fractionation, petrochemical demand and cost structure as well as the regulatory frameworks that the industry operates in.

Energy Infrastructure. The Sub-Adviser believes that the recent increases in petroleum and natural gas prices are a result of years of underinvestment by the industry in essential infrastructure both in the United States and overseas, among other factors. In the United States, demand for petroleum peaked in 1978 just prior to the Iranian oil crisis of 1979. The economic recession and the resulting decline in demand that followed left much of the delivery infrastructure under-utilized and so investment in pipelines, storage and other infrastructure declined. Not until 2003 and 2004 did the U.S. demand for petroleum exceed the prior peak in 1978, ushering in a need for infrastructure investment in this neglected sector.

Unlike oil and gas exploration and production and petroleum refining, the energy infrastructure industry is characterized by non-cyclical fee-for-service revenues. And unlike the other segments of the energy industry, the sustaining capital requirements for pipelines, storage and other infrastructure are low. These two characteristics make energy infrastructure assets an attractive investment for investors who desire the potential for steady income that has the ability to grow. Recently, the growth in cash distributions from energy MLPs and Canadian energy infrastructure Income Trusts has been in the mid-single digits, which combined with the current yield has driven solid total investor returns in these asset classes. New investments in this segment have become more attractive as higher oil and gas prices have made the oil companies increasingly willing to guarantee solid returns for long-term contracts



Page 22



to pipeline owners as an incentive to add capacity so they can get their oil and gas to market more quickly. In essence, the MLPs and infrastructure Income Trusts may have an increased ability to "lock-in" the attractive economics of today's energy industry.



Sub-Adviser Experience. The Sub-Adviser's portfolio managers with responsibility for managing the Fund's portfolio have a combined 12 years of energy industry experience and 19 years of investment experience on Wall Street. The Sub-Adviser believes that investment success in MLPs and infrastructure-related income trusts requires a working knowledge of the entire energy industry. The Sub-Adviser will rely on its experience in the oil, gas and electricity segments, refining and marketing, petrochemicals and natural gas processing and storage, as well as its understanding of price and cost competitiveness of competing fuels such as coal and nuclear and the impact of imports and global markets in the North American energy industry.

The Sub-Adviser believes that a professionally managed portfolio of high dividend paying MLPs and infrastructure Income Trusts in non-cyclical segments of the energy industry offers an attractive balance of income and growth. The Sub-Adviser's priority is to focus on steady fee-for-service income and it will seek to limit the cyclical energy exposure of the portfolio in order to reduce the volatility of returns. The Sub-Adviser believes the use of rigorous investment research and analytical tools along with conservative portfolio construction provides a value added service to the individual investor making an investment in these asset classes.


Portfolio Composition

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.


Income Trusts. The Fund may invest up to 70% of its Managed Assets in Income Trusts. As used in this prospectus, Income Trusts include Canadian income trusts and/or Canadian royalty trusts. An Income Trust is an entity that holds an underlying asset or group of assets. An Income Trust structure is formed when, instead of offering its securities directly to the public, an operating entity creates a trust. The trust offers units to the public and uses the proceeds to purchase the common shares and high-yield debt of the operating entity. Income Trusts typically consist of a trust or limited partnership structured to own: (1) debt and/or equity of an underlying company or other entity which carries on an active business; or (2) royalties on revenues generated by an underlying business activity. Income Trusts are designed to distribute most of the income generated by the underlying assets to unit holders. This is unlike publicly listed companies which generally



Page 23



retain and re-invest their earnings and may pay out a portion of earnings to their shareholders as dividends. The amount of distributions paid on a unit of an Income Trust will vary from time to time based on production levels, commodity prices, royalty rates, operating and general administrative expenses, debt service charges and deductions, including holdbacks for future capital spending. Income Trust units represent an equal fractional beneficial interest in the Income Trust and, as such, the ownership of units does not provide unit holders with the statutory rights normally associated with ownership of shares of a corporation. Units of Income Trusts are also unlike conventional debt instruments in that there is no principal amount owing directly to unit holders. The Fund will generally invest in Income Trusts that are treated as corporations under U.S. federal tax law.


The Income Trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, an Income Trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unit holders, thus avoiding a layer of taxation associated with corporate entities. The Income Trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an Income Trust. The variety of businesses upon which Income Trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location. The Fund intends to invest primarily in Income Trusts involved in steady fee-for-service infrastructure that support the production of natural gas, oil or electricity but may also selectively invest in other Income Trusts. A brief description of the types of Income Trusts in which the Fund intends to invest is as follows:


 - Oil and Gas Trusts. Oil and gas trusts are Income Trusts that pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, the remaining reserves available to the oil and gas trust are depleted as the underlying reserves are produced. Successfully replacing reserves enables an oil and gas trust to maintain distribution levels and unit prices over time. Oil and gas trusts typically replace reserves through internal capital development activities or through acquisitions. Because they distribute the bulk of their cash flow to unit holders, oil and gas trusts are effectively precluded from exploring for and developing new oil and gas prospects with internally generated funds. Therefore, oil and gas trusts typically grow through acquisition of producing companies or companies with proven reserves of oil and gas, funded through the issuance of additional equity, the issuance of debt or through the use of other forms of leverage.

     Oil and gas trusts generally do not conduct a significant amount of exploration activity to find new reserves of oil and gas but rather, own and operate developed oil and gas properties. As a result, oil and gas trusts generally do not have as great a risk of drilling unproductive oil and gas wells as traditional oil and gas companies; however, oil and gas trusts are still exposed to commodity pricing risks, reserve risks and operating risks. Hedging strategies used by oil and gas trusts can provide partial mitigation against commodity risk, while reserve risk can only be addressed through appropriate investments.


- Pipeline Trusts. Pipeline trusts are Income Trusts that have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flows through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product through their distribution systems. While they are generally not as commodity price sensitive as oil and gas trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels and economic conditions.


- Power Trusts. Power trusts are Income Trusts that have as their principal underlying business the generation and sale of electricity. These Income Trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities. Typically, these Income Trusts sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.


MLPs, MLP I-Shares and MLP-Related Entities. Consistent with its investment objectives, the Fund may invest up to 25% of its Managed Assets in equity or debt securities issued by energy sector MLPs, including common units and subordinated units of MLPs, and up to 75% of its Managed Assets in equity or debt securities (including MLP I-Shares) of MLP-related entities.


- MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are generally listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in open market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

- MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated unit holders will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common unit holders have priority over subordinated unit holders. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.


- MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units are similar to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights, which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE and the American Stock Exchange.


- General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as such distributions increase. General partner interests generally cannot be converted into MLP common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.


Equity Securities of Certain Energy-Related Corporations. The Fund may invest up to 40% of its Managed Assets in common stock of corporations engaged in the energy industry. The Fund intends to purchase these common stocks in market transactions but may also purchase securities directly from the issuers in private placements. Such common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders generally also receive voting rights regarding other company matters, such as mergers, certain important company policies and the issuing of securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

Certain Other Securities. The Fund may invest up to 10% of its Managed Assets in other securities, including debt, convertible debt and preferred stock, of Energy Companies. The Fund will not invest in non-investment grade debt instruments.

The Fund may use short sales to hedge the commodity or economic risk of a security issued by an Energy Company but expects to use such a strategy only on a limited basis. The Fund will not engage in the selling of "naked" shorts. The Sub-Adviser does not expect that short sales will exceed 15% of the Fund's Managed Assets. The Fund may also invest in derivative instruments as a substitute for purchasing or selling particular securities.



The Fund may invest up to 10% of its Managed Assets in other investment companies.

The Fund will not invest more than 20% of its Managed Assets in securities issued by a single issuer and will not invest directly in commodities.

Non-U.S. Securities. The Fund intends to invest a substantial portion of its Managed Assets in securities of non-U.S. issuers and securities traded principally on exchanges outside of the United States. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Illiquid/Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest in restricted securities. "Restricted securities" are those securities that are (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights or (iii) unregistered securities of public companies that become freely tradable with the passage of time.

Short-Term Debt Securities; Temporary Defensive Position; Initial Investment Period. During the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash, cash equivalents or other securities. The Adviser's or Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques."


Investment Practices


Strategic Transactions. The Fund may, but is not required to, use various strategic transactions to seek to (1) reduce interest rate risks arising from any use of financial leverage, (2) facilitate portfolio management, (3) mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. Such strategic transactions are used by many investment companies and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions, credit derivative instruments, credit default swaps, credit linked notes or other structured notes. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally will seek to use Strategic Transactions as a portfolio management or hedging technique in an effort to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, and/or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.



Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions may depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks-Derivatives Risk" in this prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 331/3% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Tax Matters."

                     BORROWINGS AND PREFERRED SHARES


The Fund anticipates that under current market conditions it will issue Leverage Instruments in an aggregate amount up to 33 1/3% of the Fund's Managed Assets approximately one month after the completion of this offering. Any use of Leverage Instruments by the Fund will, however, be consistent with the provisions of the 1940 Act. The Leverage Instruments would have complete priority upon distribution of the Fund's assets over Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process.
The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.


Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks-Leverage Risk."

The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (331/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.


The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a RIC under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.


Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.


Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Among other things, those provisions will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a RIC under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund were to fail to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.


The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage

Assuming that the Leverage Instruments will represent approximately 331/3% of the Fund's capital and pay dividends or interest at an annual
combined average rate of     %, the income generated by the Fund's
portfolio (net of estimated expenses) must exceed      % in order to
cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."


The table further reflects the issuance of Leverage Instruments
representing       % of the Fund's capital, net of expenses, and the
Fund's currently projected annual dividend or interest rate on its
Leverage Instruments of      %.


Assumed Portfolio Total Return (Net of Expenses) (10)%  (5)%  0%   5%   10%
Common Share Total Return                        (  )%  ( )%  ( )%  %    %


Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange


Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the dividends and interest it receives on its investments is entirely offset by losses in the value of those investments.

                                  RISKS

Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Management Risk


The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Energy Industry

The Fund's investments will be concentrated in the energy industry. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Certain risks inherent in investing in the energy business include the following:

- Commodity Pricing Risk. Energy Companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, NGLs, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly Energy Companies that produce such energy commodities and could impact indirectly Energy Companies that engage in the transportation, storage, processing, distribution or marketing of or exploration for such energy commodities. Commodity prices fluctuate for many reasons, including changes in market and economic conditions or political circumstances (especially of key energy-producing and consuming countries), the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, international politics, policies of OPEC, and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.

- Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental or other governmental regulation, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources, international politics and political circumstances (particularly of key energy-producing countries), policies of OPEC and depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Energy Companies. Factors that could lead to a decline in demand include economic recession or other adverse economic or political conditions (especially in key energy-consuming countries), higher fuel taxes, governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices and weather conditions.

- Depletion and Exploration Risk. Energy Companies engaged in the exploration, development, management or production of natural gas, NGLs (including propane), crude oil or refined petroleum products are subject to the risk that their commodity reserves are depleted over time. Energy Companies generally increase reserves through expansion of their existing businesses, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves. Each of these strategies entails risk. The financial performance of these Energy Companies may be adversely affected if they are unable to cost-effectively acquire additional reserves at a rate at least equal to the rate of decline of their existing reserves. A failure to maintain or increase reserves could reduce the amount and/or change the characterization of cash distributions paid by these Energy Companies.


- Regulatory Risk. Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services. Various governmental agencies and authorities have the power to enforce compliance with these regulations, and violators may be subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.

- Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Companies. Rising interest rates may increase an Energy Company's cost of capital, which would increase operating costs and may reduce an Energy Company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of Energy Company shares or units as the yields on alternative investments increase.


- Acquisition Risk. The ability of MLPs, MLP-related entities and Income Trusts to grow and, where applicable, to increase distributions to unit holders is dependent principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs, MLP-related entities and Income Trusts are unable to make such accretive acquisitions because, for example, they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs, MLP-related entities and Income Trusts do consummate acquisitions that they believe will be accretive, the acquisitions may in fact result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, which include, among others: the possibility of mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; possible limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

- Affiliated Party Risk. Some MLPs may be dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors of an MLP to satisfy their payments or obligations could impact the MLP's revenues and cash flows and its ability to make distributions.

- Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing or marketing of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions, among others. The occurrence of any such events could result in substantial losses due to, for example, personal injury and/or loss of life, damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment, suspension or discontinuation of affected Energy Companies' related operations. Many Energy Companies are not fully insured against all risks inherent to their businesses. If an accident or event occurs that is not fully insured, it could adversely affect an Energy Company's operations and financial condition.


- Operational Risk. Energy Companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, Energy Companies may employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.


- Competition Risk. The Energy Companies in which the Fund may invest that are involved in the upstream (exploration, development and production of energy resources) and midstream (processing, storing and transporting of energy resources) businesses will face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel and operating their properties. Many of their competitors, including major oil companies, natural gas utilities, independent power producers and other private independent energy companies, will likely have financial and other resources that substantially exceed their resources. The upstream businesses in which the Fund may invest face greater competition in the production, marketing and selling of power and energy products brought about in part from the deregulation of the energy markets.

- Financing Risk. Some of the Energy Companies in which the Fund may invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with Energy Companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to the Fund.

MLP Risks

An investment in MLP units involves risks that may differ from those associated with investments in similar equity securities, such as in common stock of a corporation. The extent to which the Fund can invest in MLP units may be limited by the Fund's intention to qualify as a RIC under the Code. Holders of MLP units usually have the rights typically afforded to limited partners in a limited partnership, and as such have limited control and voting rights on matters affecting the partnership. Holders of MLP units usually have the rights typically afforded to limited partners in a limited partnership, and as such have limited control and voting rights on matters affecting the partnership. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. Further, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of the MLP, including those arising from incentive distribution payments.

MLP subordinated units in which the Fund may invest generally convert to common units at a one-to one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors. As MLP subordinated units are not typically listed on a securities exchange or publicly traded, they may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks or MLP units.

The Fund may invest in I-Shares, which represent an ownership interest of an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. While not always precise, the price of I-Shares and their volatility tend to correlate to the price of common units of the MLP. I-Shares are generally subject to the same risks as MLP common units.

Income Trust Risk

Investments in Income Trusts in which the Fund intends to invest are generally equity investments and thus share many of the risks inherent in investing in equity securities, and are also subject to the risks specific to the energy sector. The extent to which the Fund invests in Income Trusts may be limited by the Fund's intention to qualify as a RIC under the Code. In many circumstances, the Income Trusts in which the Fund may invest will have limited operating histories. The value of Income Trust securities in which the Fund will likely invest may be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

 Income Trusts are also subject to the following risks:

 - Lack of diversification. The Income Trusts in which the Fund will likely invest tend to be heavily invested in real estate, oil and gas, pipelines and other infrastructure.

 - Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to unit holders, rather than reinvested in the business.

- No guarantees. Income Trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying an Income Trust do not perform as expected, the Income Trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the Income Trust and general economic conditions.

 - Potential for tax recharacterization or changes. The current Canadian tax treatment of certain Income Trusts not treated as corporations that allows income to flow through to investors and be taxed only at the individual level could be challenged under existing Canadian tax laws, or such tax laws could change. Conversely, there may be a risk of recharacterization to such flow-through treatment for U.S. tax purposes, implicating the Fund's RIC status.

 - Liability. Income Trusts do not offer the same statutory rights normally associated with ownership of shares of a corporation.

Canadian Royalty Trust Risk

Canadian limited liability protection laws with regard to Canadian royalty trusts (as well as Canadian income trusts) are generally determined by the domicile of the royalty or income trust. The extent to which the Fund invests in Canadian royalty trusts may be limited by the Fund's intention to qualify as a RIC under the Code. Certain Canadian provinces have passed legislation limiting the liability of investors in certain Canadian royalty trusts and Canadian income trusts, while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, although the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in royalty trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the royalty trust over and above the net underlying assets of the royalty trust. While the likelihood of an investor in a royalty trust domiciled in any Canadian province being held liable beyond their original investment is considered remote, there can be no assurance that the Fund will have limited liability with respect to investments in Canadian royalty trusts.

U.S. Royalty Trust Risk

U.S. royalty trusts are subject to many of the risks discussed above under "Risks-Income Trust Risk." For example, U.S. royalty trusts may have limited operating histories, and the value of securities of such royalty trusts may be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry. The extent to which the Fund can invest in U.S. royalty trusts may be limited by the Fund's intention to qualify as a RIC under the Code.

Equity Securities Risk

The market price of equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. For instance, the values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse political events or unfavorable investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity and other securities may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, and may also be affected by the historical and prospective earnings of the issuer and the value of its assets. Equity securities generally have greater price volatility than bonds and other debt securities.


Smaller Capitalization Risk

Certain of the Energy Companies in which the Fund may invest may have comparatively smaller capitalizations. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Investments in smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than investments in larger Energy Companies. In addition, securities of smaller capitalization Energy Companies may not be widely followed by the investment community, which may result in reduced demand for these securities.


Interest Rate Risk

Interest rate risk is the risk that equity and fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market interest rates in the United States, Canada and in certain other countries in which the Fund may invest currently are near historically low levels, thus increasing the risk that the Fund's portfolio will decline in value as market interest rates rise. If the Fund uses leverage, interest rate risk may be increased.

Non-U.S. Securities Risk

The Fund intends to focus a substantial portion of its portfolio investments in securities of non-U.S. issuers and securities traded principally on exchanges outside of the United States. The Fund's investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the

Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Canada or Europe), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies may appear to be unrelated.


Country Risk

Because the Fund may invest a significant portion of its assets in one country, the Fund is subject to country risk. The impact on the Fund's NAV of specific risks relating to investment in non-U.S. issuers, such as political, regulatory, interest rate, currency and inflation, may be magnified due to the concentration of the Fund's investments in a particular country. The Fund anticipates that a substantial portion of its Managed Assets will be invested in securities of Canadian issuers. The Canadian and U.S. economies are closely integrated. The United States is Canada's largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products and energy-related products, such as oil, gas and hydroelectricity. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. A small number of industries, including the materials industry, represent a large portion of the Canadian market.

Fixed-Income Securities Risk

In addition to interest rate risk, fixed-income securities are subject to certain other risks, including:

- Issuer Risk. The value of fixed-income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

- Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

- Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

- Credit Risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price, or that the issuer will fail to make interest payments when due, because the issuer of the security experiences a decline in its financial status.

Preferred Stock Risk

Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and income is paid in the form of dividends. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors or trustees. Preferred stock also may be subject to optional or mandatory redemption provisions. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks and corporate debt securities.

Convertible Securities Risk

Convertible securities are bonds, preferred stocks and other securities that pay interest or dividends and are convertible into common stocks. As such, convertible securities have some characteristics of both bonds and common stock. Like a bond (or some preferred stocks), a convertible security typically pays a fixed rate of interest (or dividends) and promises to repay principal at a given date in the future. However, an investor can exchange the convertible security for a specific number of shares of the issuing company's common stock at a "conversion price" specified at the time the convertible security is issued. Convertible securities are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible security increases (or decreases) as the price of the underlying common stock increases (or decreases). Convertible securities typically pay income yields that are higher than the dividend yields on the issuer's common stock, but lower than the yields of the issuer's debt securities.

Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars through derivative transactions such as currency swaps. However, hedging may not alleviate all currency risks. See "Risks-Derivatives Risk."

Market Discount From Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the sales load and the payment by the Fund of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels and stability (which will in turn be affected by levels of dividend payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

Cash Flow Risk

A substantial portion of the cash flow received by the Fund will be derived from its investment in equity securities of MLPs, MLP-related entities and Income Trusts. The amount of cash an MLP, MLP-related entity or Income Trust has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP, MLP-related entity or Income Trust's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the relevant MLP, MLP-related entity or Income Trust's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors that may reduce the amount of cash an MLP, MLP-related entity or Income Trust has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. The Fund may recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Delay in Investing the Proceeds of this Offering

Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for securities of MLPs and MLP-related entities, Income Trusts and other Energy Companies may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Until the Fund is able to invest the net proceeds of the offering in accordance with the Fund's investment objectives and strategies, the proceeds of the offering may be invested in cash, cash equivalents or other securities. As a result, the return and yield on the Common Shares in the first year of the Fund's investment operations may be lower than what they would be were the Fund to be fully invested in accordance with its objectives and policies. See "Use of Proceeds."

Leverage Risk

The Fund may borrow an amount up to 331/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). The Fund anticipates that under current market conditions it will issue Leverage Instruments in an aggregate amount up to 331/3% of the Fund's Managed Assets. Borrowings and the issuance of Preferred Shares by the Fund are referred to in this prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:

the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

when the Fund uses financial leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Fund did not use leverage. As a result, the Adviser and Sub-Adviser have a financial incentive for the Fund to incur leverage; and

to the extent that the Fund uses leverage, it may be in danger of failing to maintain asset coverage levels that meet the requirements of the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund's leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.

The Sub-Adviser, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that such covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Derivatives Risk

Strategic Transactions have risks, including imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of

Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.
While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to correctly predict changes in interest rate relationships or other factors.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of financial leverage, the Fund may be required to redeem or prepay some or all of the financial leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The Fund may purchase credit derivative instruments for the purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved. Transaction costs are instead reflected in the prices at which transactions are conducted.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

The Fund may manage some of its derivative positions, if any, by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 331/3% of its Managed Assets. See "Borrowings and Preferred Shares." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

Covered Call Options Risk

The Fund's possible use of covered call options entails certain risks. As the writer (seller) of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Portfolio Turnover Risk

The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, the Fund is not subject to any limit on the rate of portfolio turnover. The Fund may engage in active and frequent trading when the Sub-Adviser believes it is appropriate. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-Investment Practices-Portfolio Turnover" and "Tax Matters."

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of financial leverage would likely increase, which would tend to further reduce returns to Common Shareholders.

Illiquid/Restricted Securities Risk

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so. The market prices of illiquid securities generally are more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered and thus able to be sold. Contractual restrictions on the resale of certain securities in which the Fund may invest may vary in length and scope and may be the result of a negotiation between the issuer and acquiror of the securities. The Fund would bear market risks during any period in which the Fund could not sell an illiquid security. The Fund may also invest in restricted securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, also may be illiquid, and thus subject to the risks discussed above. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid for these purposes.

Liquidity Risk

Certain of the securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.

Valuation Risk

Market prices generally may not be available for certain securities in which the Fund may invest, including subordinated units, directly-owned general partner interests or restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, as well as for certain MLP I-Shares, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. Valuing these securities typically requires more reliance on the judgment of the Sub-Adviser than is required for securities for which there is an active trading market. See "Net Asset Value."

Dependence on Key Personnel of the Sub-Adviser

The success of the Fund will depend, in large part, upon the skill and expertise of the employees of the Sub-Adviser who will manage the Fund's investment portfolio on behalf of the Sub-Adviser. There can be no assurance that any particular investment professional retained by the Sub-Adviser will continue to be active in the portfolio management of the Fund. The loss of the services of certain investment professionals of the Sub-Adviser could be adverse to the Fund.

Secondary Market for the Fund's Shares

The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Lending Portfolio Securities


To generate additional income, the Fund may lend portfolio securities in an amount up to 331/3% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Passive Foreign Investment Company Risk


Certain of the Fund's securities may be considered PFICs. As a result of investing in stock of PFICs, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the requirements under the Code that the Fund distribute (i) 90% of its net investment income (the excess, if any, of net short-term capital gains over net short-term capital losses) in order to retain its status as a RIC, and (ii) 100% of its income (and capital gain) to avoid Fund-level federal income taxation on all of its income and gain that are distributed. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Common Shareholders. See "Tax Matters."

Emerging Markets Risk



The Fund may invest to a limited degree in securities of issuers that are located in developing or "emerging" market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in, or securities denominated in the currencies of, emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Terrorism/Market Disruption Risk



The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, the stock market and world economies and markets in general. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terrorism. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. The Fund cannot predict the effects that any future terrorist attacks could have on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.


Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Pequot. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


Anti-Takeover Provisions

The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

Tax Risk

The Fund's direct and indirect investments in MLPs, Income Trusts and U.S. royalty trusts may be limited by the Fund's intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, its status as a RIC may be jeopardized.

                         MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. There are five trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $18.4 billion in assets which it managed or supervised as of June 30, 2005.

First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI.

Sub-Adviser

Pequot Capital Management, Inc., a registered investment adviser with the Securities and Exchange Commission, will serve as the Fund's Sub-Adviser with responsibility for the management of the Fund's investment portfolio, subject to the supervision of the Adviser and the Board of Trustees. Pequot was founded by Arthur J. Samberg, Chairman and Chief Executive Officer, in 1998 to manage the Pequot family of funds, which began trading in 1986. Pequot will be responsible for the day-to-day management of the Fund's investment portfolio utilizing a team led by James Murchie. Mr. Murchie has been a Principal of Pequot and portfolio manager of the Pequot Energy MLP strategy since December 2004. Previously, Mr. Murchie was President and Founder of Energy Income Partners, LLC ("EIP") where he managed two energy-related funds beginning in 2003. Prior to that, Mr. Murchie was a portfolio manager from 1998 through 2003 at Lawhill Capital, a long/short equity hedge fund investing in energy, cyclical equities and commodities. Before Lawhill, Mr. Murchie was a Managing Director at Tiger Management, LLC from 1995 through 1997 where his primary responsibility was investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. Mr. Murchie began his career at British Petroleum. Mr. Murchie graduated with a B.A. in History and Anthropology from Rice University and received his M.A. from Harvard University.


Eva Pao has been a Vice President of Pequot since December 2004 and co-manager of the Pequot Energy MLP strategy. Previously, Ms. Pao was a
Managing Director at EIP from 2003 through October 2004. Ms. Pao joined
EIP from Harvard Business School which she attended from January 2001 through June 2002. Prior to Harvard Business School, Ms. Pao was a
Manager at Enron Corp. from July 1996 through July 2000 where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao also spent time analyzing the newly deregulated electricity industry and its effects on existing players and other energy markets. Ms. Pao received her undergraduate degree at Rice University and received her M.B.A. from Harvard University.

Mark Harchelroad has been a Vice President of Pequot and an analyst responsible for covering the energy sector for the global diversified strategy since 2002. Previously, from October 2000 through 2001, Mr. Harchelroad was with Winfield Associates, a long/short equity hedge fund. Prior to that, Mr. Harchelroad was in the investment department at Reliance Insurance Company from 1995 through 2000. Mr. Harchelroad graduated with a B.S. in Industrial Engineering from Pennsylvania State University and received his M.B.A. from Rutgers University.

Mr. Murchie and Ms. Pao, as the Fund's portfolio managers, will share primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Harchelroad, as an analyst for the Fund, will provide research support and advice with respect to the Fund's portfolio, but will not make investment decisions or place transaction orders on behalf of the Fund.



Pequot Capital Management, Inc. is located at 500 Nyala Farm Road, Westport, Connecticut 06880. Pequot managed approximately $6.6 billion of assets as of June 30, 2005.

Please see "Sub-Adviser" in the SAI for additional information regarding the Pequot portfolio managers' compensation, other managed accounts and ownership of securities in the Fund.


Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a fee for the services and
facilities provided by the Adviser at the annual rate of     % of the
Fund's Managed Assets.

For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining the Fund's Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

In addition to the management fee, the Fund pays all other costs and expenses of its operations, including the compensation of its trustees (other than the trustee affiliated with the Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Pursuant to a sub-advisory agreement, the Sub-Adviser receives a
portfolio management fee at the annual rate of     % of the Fund's
Managed Assets, which is paid by the Adviser out of the Adviser's management fee.

The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses) that exceed .2% (or $.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed .2% (or $.04 per Common Share) of the Fund's offering price.


Because the fee paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized. In
this regard, if the Fund uses leverage in the amount equal to     % of
the Fund's Managed Assets (after the issuance of leverage), the Fund's
management fee would be      % of net assets attributable to Common
Shares. See "Summary of Fund Expenses."


                             NET ASSET VALUE

The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, any borrowings of the Fund and the liquidation value of any outstanding Preferred Shares) from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the value of such security will be determined under procedures adopted by the Board of Trustees in a manner that most fairly reflects fair market value of the security on the valuation date as described below.

Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

-    the fundamental business data relating to the issuer;

- an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

 -   the type, size and cost of the security;

 -   the financial statements of the issuer;

 - the credit quality and cash flow of the issuer, based on the Sub- Adviser's or external analysis;

 -    the information as to any transactions in or offers for the security;

 - the price and extent of public trading in similar securities of the issuer, or comparable companies;

 -   the dividend or coupon payments;


the quality, value and saleability of collateral, if any, securing the security;

the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

other relevant factors.

                              DISTRIBUTIONS


The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute to Common Shareholders quarterly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. It is expected that the initial quarterly dividend on the Fund's Common Shares will be declared approximately 60 days, and paid approximately 90 to 120 days, after the completion of this offering, depending on market conditions. The Fund expects that all or a portion of any capital gains will be distributed at least annually.


Various factors may affect the level of the Fund's income, including the asset mix, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Distributions the Fund receives from its investments generally are included in the Fund's net investment income. The tax treatment and characterization of the Fund's distributions may vary from time to time because of the nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. However, the ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until the end of that calendar year. As a result, there is a possibility that the Fund may make total distributions during the calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, with the excess representing a return of capital. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short- or long-term capital losses later in the year, thereby potentially offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized gains from capital assets would generally be treated as a tax-free return of capital up to the amount of your tax basis in your Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund's distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates.


                       DIVIDEND REINVESTMENT PLAN


If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.


If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.


(2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.


You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions will not affect a Common Shareholder's tax liability on those dividends and distributions. See "Tax Matters."

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                          DESCRIPTION OF SHARES

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in its sole discretion) or rights to cumulative voting.


The Fund intends to apply to list the Common Shares on the NYSE. The trading or "ticker" symbol of the Common Shares is expected to be "FPE." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


NAV will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed .2% (or $.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed .2% (or $.04 per Common Share) of the Fund's offering price. See "Use of Proceeds."

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently intends to issue Leverage Instruments, which may include Preferred Shares, representing up to 331/3% of the Fund's Managed Assets immediately after the Leverage Instruments are issued. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

 Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

             CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize:
(1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by Common Shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust."

The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


            STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES;
                       CONVERSION TO OPEN-END FUND


Closed-End Structure


Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to their net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common
Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.


Repurchase of Common Shares and Tender Offers

In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, Sub-Adviser and any financial adviser that the Adviser may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for Common Shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for Common Shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly Board meeting following a calendar year in which the Fund's Common Shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Adviser and the Sub-Adviser do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption fee or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                               TAX MATTERS


Certain U.S. Federal Income Tax Considerations

This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Adviser. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be invested in by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.


As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.


Fund Status. The Fund intends to qualify as a RIC under the federal tax laws. If the Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

The Fund's direct and indirect investments in MLPs, Income Trusts and U.S. royalty trusts may be limited by the Fund's intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, its status as a RIC may be jeopardized.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund's distributions to you into two primary categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at the rates applicable to ordinary income, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all distributions of net capital gains that are properly designated as capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund except to the extent attributable to qualifying dividends received by the Fund from certain corporations that are properly designated by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares. If you sell or redeem your Common Shares you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets).

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period and other requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. The Fund will provide notice to its Common Shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates. Dividends received from PFICs will not be eligible for the reduced rates, and dividends from certain foreign corporations may not be eligible for the reduced rates.


Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. However, the United States Treasury (the "Treasury") has promulgated temporary regulations that require individuals and certain other taxpayers to treat investment expenses incurred by pass-through entities in which such taxpayers are invested as income. The regulations currently reserve the application of such provisions to investors in publicly traded RICs. If the final regulations extend this rule to investors in publicly traded RICs, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.


Foreign Tax Credit. Income received by the Fund with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. If the Fund invests more than 50% of its Managed Assets in securities of non-U.S. corporations as of year-end, the Fund may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its Shareholders instead of on its own tax return. If the Fund so elects, each Shareholder will include in gross income, and also treat as paid by such Shareholder, its proportionate share of the foreign taxes paid by the Fund. If the Fund makes this election, it will furnish its Shareholders with a written notice after the close of the taxable year. It is not clear that the Fund will be able to make this election.

Draft legislation released by the Canadian Minister of Finance on December 6, 2004, includes certain proposals that would impose a 15% withholding tax on the portion of the distributions constituting return of capital to non-resident investors, effective for distributions paid or credited after 2004 by certain types of Income Trusts. If the legislation is finalized, the Fund's cash distributions from the Income Trust would be reduced by such withholding. It is not entirely clear whether this additional Canadian withholding tax would be treated as a foreign income tax for purposes of the U.S. federal income tax foreign tax credit. If not treated as a foreign income tax by the Fund (or, if the Fund is able to and does not make the election as described above) an investor may not be able to reduce his or her U.S. federal income tax liability by claiming a foreign tax credit on the amount withheld.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a Shareholder that is not a "U.S. person" within the meaning of the Code (such Shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund intends to make such designations, but is not obligated to do so.



Passive Foreign Investment Companies and Certain Other Investments. Investments by the Fund in certain PFICs could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to Shareholders. Elections may be available to the Fund to mitigate the effect of these provisions provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Although many taxpayers would find the net effect of such elections beneficial, the Fund may choose to not make such elections because the elections would impact the Fund's ability to continue to qualify as a RIC. In addition, the elections would require certain information to be furnished by the foreign corporation, which may not be provided. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income.

Certain of the Fund's investments, including investments in PFICs, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell assets in its portfolio that it otherwise would continue to hold.

Tax Return Disclosure Requirements. Under Treasury regulations, if a Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual Shareholder, or $10 million or more for a corporate Shareholder, in any single taxable year (or a greater amount over a combination of years), the Shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, Shareholders of RICs, including the Fund, are not excepted. A Shareholder who fails to make the required disclosure to the Internal Revenue Service may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Certain Canadian Federal Income Tax Considerations

The following is a summary of the principal Canadian federal income tax considerations generally applicable to the Fund in respect of its proposed investment in Income Trusts. This summary is of a general nature only and is based on the applicable Canadian tax laws as of the date hereof. There can be no assurance that the tax laws may not be changed or that Canada Revenue Agency will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Income Tax Act (Canada) (the "Canadian Tax Act") and its regulations (the "Tax Proposals") publicly announced by or on behalf of the Canadian Minister of Finance prior to the date hereof. This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each Income Trust that the Fund will invest in will qualify as a "mutual fund trust" as defined in the Canadian Tax Act at all relevant times. If an Income Trust were not to qualify as a mutual fund trust at any particular time, the Canadian federal income tax considerations described below would, in some respects, be materially different.

Distributions of Income. Any distribution of the income of an Income Trust (excluding any net realized taxable capital gain that the Income Trust designates under the Canadian Tax Act as a taxable capital gain), that is paid, credited or deemed paid or credited to the Fund will be subject to Canadian non-resident withholding tax at a reduced rate of 15% in accordance with the Canada United States Income Tax Convention (the "Treaty") whether the distribution is made in cash or additional units.

Distributions of Capital Gains. Under the Canadian Tax Act, an Income Trust may designate to its unit holders its net capital gains realized in a taxation year out of the amounts that it pays or makes payable to its unit holders. Subject to the discussion below on certain Tax Proposals, the amount of such capital gains distributed to a non-resident unit holder such as the Fund will not be subject to tax under the Canadian Tax Act.

Distributions of Returns of Capital. The amount distributed to the Fund in a taxation year by an Income Trust may exceed the income of the Income Trust for tax purposes for the year. Such distributions are commonly referred to as "returns of capital." Subject to the discussion below of certain Tax Proposals, payments of returns of capital to the Fund will not be subject to Canadian non-resident withholding tax but will reduce the adjusted cost base of the units held by the Fund. If, as a result, the Fund's adjusted cost base of the units of a particular Income Trust in any taxation year would otherwise be a negative amount, the Fund will be deemed to realize a capital gain in such amount for that year, and the Fund's adjusted cost base of the units will be zero immediately thereafter. The treatment of capital gains deemed to be realized the Fund is described below.

Withholding Tax under Tax Proposals. Draft legislation released by the Canadian Minister of Finance on December 6, 2004, will generally require Canadian withholding tax on distributions to a non-resident unit holder by an Income Trust out of the net capital gains the Income Trust realizes after March 22, 2004 on dispositions of "taxable Canadian property" (as defined in the Canadian Tax Act), which includes real property situated in Canada. In general terms, this withholding tax only applies if more than 5% of the unit holders of the Income Trust are non-residents of Canada. Accordingly, such distributions, if any, paid to the Fund will be subject to Canadian non-resident withholding tax at a reduced rate of 15% under the Treaty.

In addition to the foregoing, under the Tax Proposals, all distributions made after 2004 by certain types of Income Trusts to non-residents of Canada (that would otherwise not be subject to tax) will be subject to a 15% Canadian withholding tax. The types of Income Trusts that are subject to this rule are those in respect of which the units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian Tax Act. If applicable, this tax must be withheld from such distributions made by the Income Trust to the Fund. Some or all of this special tax may be refunded to the Fund if the Fund realizes a capital loss on the disposition of units or of other "Canadian property mutual fund investments," as defined in these Tax Proposals.

Disposition of Units of Income Trust. The Fund generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of units of an Income Trust (whether on redemption, by virtue of the Fund's adjusted cost base becoming negative or otherwise) unless the units represent "taxable Canadian property" to the Fund for the purposes of the Canadian Tax Act and the Fund is not entitled to relief under the Treaty. Units of an Income Trust held by the Fund generally will not be considered to be "taxable Canadian property" unless (i) at any time during the 60-month period immediately preceding the disposition by the Fund, not less than 25% of the issued units were owned by the Fund and/or persons with whom the Fund does not deal at arm's length; (ii) at the time of disposition, the Income Trust is not a "mutual fund trust" for purposes of the Canadian Tax Act; or
(iii) the units are otherwise deemed to be "taxable Canadian property." Where the units held by the Fund are "taxable Canadian property," a capital gain from their disposition or deemed disposition will generally be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.

Income Trust as "mutual fund trust." As noted above, this summary is based on the assumption that each Income Trust will at all times qualify as a "mutual fund trust" as defined in the Canadian Tax Act. Currently, an Income Trust that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the "maintained or established test"). However, there is an exception to this rule if all or substantially of the trust's property is property other than "taxable Canadian property" as defined in the Canadian Tax Act. Draft legislation released by the Minister of Finance (Canada) on September 16, 2004, relating to certain measures contained in the March 23, 2004 Canadian federal budget, included certain Tax Proposals which would have amended the operation of the "maintained or established test." In addition, under these Tax Proposals the exception to the "maintained or established test" would only be available if all or substantially of the trust's property is property other than "taxable Canadian property," Canadian resource property and timber resource property (all as defined in the Canadian Tax Act). On December 6, 2004, the Department of Finance issued a Notice of Ways and Means Motion and draft legislation which did not include either of the proposed changes just described. In announcing the proposals, the Department of Finance indicated that further discussion would be pursued with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual funds. Accordingly, further changes in this area are possible, some of which might be material. However, the Fund cannot predict what changes if any, would be made, and any consequence thereof.

Further Information

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Shareholders and may qualify the considerations discussed herein.

                              UNDERWRITING

Subject to the terms and conditions stated in a purchase agreement dated
                          , 2005, each Underwriter named below, for
which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

          Underwriter                                    Number of Shares

Merrill Lynch, Pierce, Fenner & Smith
          Incorporated  ...................................
 ..........................................................
 ..........................................................
                                                           _____________
          Total............................................
                                                           =============

The purchase agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Adviser and the Sub-Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of
$           per Common Share. The sales load the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in
excess of $           per Common Share on sales to other dealers. After
the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares
purchased on or before                         , 2005.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

                                       Per Share  Without Option  With Option
                                       ---------- --------------- ------------
Public offering price                    $20.00         $        $
Sales load                                 $.90         $        $
Estimated offering expenses                $.04         $        $
Proceeds, after expenses, to the Fund    $19.06         $        $

The Fund will pay its Common Share offering costs up to and including $.04 per Common Share. The Fund has agreed to pay the Underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Fund has also agreed to pay certain fees to counsel to the
Underwriters in an amount up to $          , which will not exceed
 % of the total price to the public of the Common Shares sold in this offering. The Adviser has agreed to pay (i) all organizational costs and
(ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described above) that exceed .2% (or $.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed .2% (or $.04 per Common Share) of the Fund's offering price.

Overallotment Option

The Fund has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that Underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the Underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the Underwriters makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the Common Shares to the Underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

The Fund anticipates that the Underwriters may from time to time act as brokers or, after they have ceased to be Underwriters, dealers in executing the Fund's portfolio transactions. The Underwriters are active Underwriters of, and dealers in, securities and act as market-makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

One or more of the Underwriters may act as an underwriter of the Fund's Preferred Shares and as a broker-dealer in connection with auctions of the Preferred Shares, if any.

Common Shares will be sold so as to ensure that NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Additional Compensation and Other Relationships

The Adviser (and not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensation will be payable quarterly at the annual rate of .15% of the Fund's Managed Assets during the continuance of the Investment Management Agreement or other investment management agreement between the Adviser and the Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to provide, as requested by the Adviser, specified after-market support services designed to maintain the visibility of the Fund on an ongoing basis; relevant information, studies or reports regarding the Fund and the closed-end investment company industry; and consultation regarding market discounts of the Fund. The total amount of these additional compensation payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed
       % of the total price to the public of the Common Shares sold in this offering.

The total amount of the additional compensation payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated described above, plus the
amounts paid by the Fund as the $          per Common Share partial
reimbursement to the Underwriters and the payment of certain fees to counsel to the Underwriters will not exceed 4.5% (or $.90 per Common Share) of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to or reimbursement of Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will be limited to 9% (or $1.80 per Common Share) of the total price to the public of the Common Shares sold in this offering.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

               ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 4400 Computer Drive, Westboro, Massachusetts 01581. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of .10% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                             LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Clifford Chance US LLP, New York, New York. Fasken Martineau DuMoulin LLP is serving as special tax counsel to the Fund in connection with the offering. Chapman and Cutler LLP and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                        TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION


Page

Use of Proceeds                                                        1
Investment Objectives                                                  1
Investment Restrictions                                                2
Investment Policies and Techniques                                     3
Additional Information About the Fund's Investments and Investment
  Risks                                                               10
Other Investment Policies and Techniques                              30
Management of the Fund                                                38
Investment Adviser                                                    43
Proxy Voting Procedures                                               46
Sub-Adviser                                                           47
Portfolio Transactions and Brokerage                                  50
Description of Shares                                                 51
Certain Provisions in the Declaration of Trust                        53
Repurchase of Fund Shares; Conversion to Open-End Fund                55
Federal Income Tax Matters                                            58
Performance Related and Comparative Information                       66
Independent Registered Public Accounting Firm                         68
Custodian, Administrator and Transfer Agent                           68
Additional Information                                                69
Report of Independent Registered Public Accounting Firm               70
Financial Statements                                                  71

Until                          , 2005 (25 days after the date of this
prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                                             Shares

                  First Trust/Pequot Energy Income Fund

                              Common Shares
                            $20.00 per Share

                               PROSPECTUS

                           Merrill Lynch & Co.

                                           , 2005

                 SUBJECT TO COMPLETION, _________________, 2005

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.





                      FIRST TRUST/PEQUOT ENERGY INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         First Trust/Pequot Energy Income Fund (the "Fund") is a newly organized, diversified, closed-end, management investment company.

         This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated ___________, 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

        This Statement of Additional Information is dated _______________, 2005.

                                TABLE OF CONTENTS

                                                                           Page

USE OF PROCEEDS..............................................................1
INVESTMENT OBJECTIVES........................................................1
INVESTMENT RESTRICTIONS......................................................2
INVESTMENT POLICIES AND TECHNIQUES...........................................3
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS....10
OTHER INVESTMENT POLICIES AND TECHNIQUES....................................30
MANAGEMENT OF THE FUND......................................................38
INVESTMENT ADVISER..........................................................43
PROXY VOTING PROCEDURES.....................................................46
SUB-ADVISER.................................................................47
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................50
DESCRIPTION OF SHARES.......................................................51
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST..............................53
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND......................55
TAX MATTERS.................................................................58
PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............................66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................68

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT.................................68
ADDITIONAL INFORMATION......................................................69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................70
FINANCIAL STATEMENTS........................................................71

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately $_____________ ($_____________ if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund expects it will be able to invest substantially all of the net proceeds in securities and other instruments that meet the Fund's investment objectives and policies within two months after completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

         First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of underwriter expenses) that exceed $0.04 per Common Share. Pequot Capital Management, Inc. ("Pequot" or the "Sub-Adviser") has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share.


                              INVESTMENT OBJECTIVES

         Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will seek a high total return. The Fund will pursue its objectives by investing primarily in a diversified portfolio of securities of entities engaged in the energy industry, including energy-related master limited partnerships ("MLPs") and MLP-related entities, Canadian income trusts and royalty trusts ("Income Trusts"), U.S. royalty trusts, corporations and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity or coal (collectively, "Energy Companies"). There can be no assurance that the Fund's investment objectives will be achieved.

         Investment Strategy. Under normal market conditions, after the initial investment period, the Fund will invest at least 80% of its Managed Assets (including assets obtained through leverage) in securities issued by Energy Companies. Such investments will generally consist of equity securities such as common stocks, warrants and equity interests in Energy Companies. However, the Fund will not invest more than 25% of its Managed Assets in equity or debt securities of MLPs, although the Fund generally may invest up to 75% of its Managed Assets in equity or debt securities (including MLP I-Shares) of MLP-related entities. In addition, the Fund may invest up to 10% of its Managed Assets in certain other securities, including debt, convertible debt and preferred stock, of Energy Companies. The Fund may also invest in derivative instruments as a substitute for purchasing or selling particular securities.

         Percentage limitations described in this SAI are applicable as of the time of investment by the Fund and may be exceeded after the time of investment as a result of market value fluctuations of the Fund's portfolio.

         The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.


                             INVESTMENT RESTRICTIONS

         The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

                    1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

                    2. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

                    3. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%;
         (iii) the borrowings permitted by investment restriction 2 above; or
         (iv) pursuant to a Securities and Exchange Commission exemptive order;

                    4. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

                    5. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

                    6. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                    7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities); and


                    8. concentrate investments in an industry, except that the Fund will concentrate its investments in the energy industry, in each case as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.


         Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing investment restrictions, the Fund is also subject to the following non-fundamental restriction, which may be changed by the Board of Trustees. The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Fund's Prospectus.

PORTFOLIO COMPOSITION

         The Fund's portfolio will be composed principally of the following investments:


         Income Trusts. The Fund may invest up to 70% of its Managed Assets in Income Trusts. As used in this SAI, Income Trusts mean Canadian income trusts and/or Canadian royalty trusts. Income Trusts typically consist of a trust or limited partnership structured to own: (1) debt and/or equity of an underlying company or other entity which carries on an active business; or (2) royalties on revenues generated by an underlying business activity. Income Trusts are designed to distribute most of the income generated by the underlying assets to unit holders. This is unlike publicly listed companies, which generally retain and re-invest their earnings and may pay out a portion of earnings to their shareholders as dividends. The amount of distributions paid on a unit of an Income Trust will vary from time to time based on production levels, commodity prices, royalty rates, operating and general administrative expenses, debt service charges and deductions, including holdbacks for future capital spending. Income Trust units represent an equal fractional beneficial interest in the Income Trust and, as such, the ownership of units does not provide unit holders with the statutory rights normally associated with ownership of shares of a corporation. Units of Income Trusts are also unlike conventional debt instruments in that there is no principal amount owing directly to unit holders. The Fund will generally invest in Income Trusts that are treated as corporations under U.S. federal tax law.

         An Income Trust is an entity that holds an underlying asset or group of assets. An Income Trust structure is formed when, instead of offering its securities directly to the public, an operating entity creates a trust. The trust offers units to the public and uses the proceeds to purchase the common shares and high-yield debt of the operating entity.


         The Income Trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, an income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unit holders, thus avoiding a layer of taxation associated with corporate entities. The Income Trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an income trust. The variety of businesses upon which income trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location. The Fund intends to invest primarily in income trusts involved in steady fee-for-service infrastructure and the production of natural gas, oil or electricity but may also selectively invest in other income trusts. A brief description of the types of Income Trusts in which the Fund intends to invest is as follows:

         Oil and Gas Trusts. Oil and gas trusts are Income Trusts that pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, the remaining reserves available to the oil and gas trust are depleted as the underlying reserves are produced. Successfully replacing reserves enables an oil and gas trust to maintain distribution levels and unit prices over time. Oil and gas trusts typically replace reserves through internal capital development activities or through acquisitions. Because they distribute the bulk of their cash flow to unit holders, oil and gas trusts are effectively precluded from exploring for and developing new oil and gas prospects with internally generated funds.

Therefore, oil and gas trusts typically grow through acquisition of producing companies or companies with proven reserves of oil and gas, funded through the issuance of additional equity, the issuance of debt or through the use of other forms of leverage.

         Oil and gas trusts generally do not conduct a significant amount of exploration activity to find new reserves of oil and gas, but rather own and operate developed oil and gas properties. As a result, oil and gas trusts generally do not have as great a risk of drilling unproductive oil and gas wells as traditional oil and gas companies; however, oil and gas trusts are still exposed to commodity pricing risks, reserve risks and operating risks. Hedging strategies used by oil and gas trusts can provide partial mitigation against commodity risk, while reserve risk can only be addressed through appropriate investments.


         Pipeline Trusts. Pipeline trusts are Income Trusts that have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product through their distribution systems. While they are generally not as commodity price sensitive as oil and gas royalty trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels and economic conditions.


         Power Trusts. Power trusts are Income Trusts that have as their principal underlying business in the generation and sale of electricity. These Income Trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities. Typically, these Income Trusts sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.


        Royalty Trusts. The Fund may also invest up to 10% of its Managed Assets in U.S. royalty trusts. U.S. royalty trusts are publicly traded grantor trusts that generally derive their income from oil and gas production. The extent to which the Fund can invest in U.S. royalty trusts may be limited by the Fund's intention to qualify as a regulated investment company ("RIC").

         MLPs, MLP I-Shares and MLP-Related Entities. Consistent with its investment objectives, the Fund may invest up to 25% of its Managed Assets in equity or debt securities of MLPs, including common units and subordinated units of MLPs, although the Fund generally may invest up to 75% of its Managed Assets in equity or debt securities (including MLP I-Shares) of MLP-related entities. For purposes of this SAI, MLP-related entities include, but are not limited to, general partners of MLPs and other MLP affiliates.


         o MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are generally listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in open market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distributions ("MQDs") and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

         o MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common unit holders, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated unit holders. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

         o MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units are similar to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of I-units, rather than cash distributions. These transactions may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell assets in its portfolio that it otherwise would have continued to hold. I-Shares themselves have limited voting rights, which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the NYSE and the AMEX.

         General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as such distributions increase. General partner interests generally cannot be converted into MLP common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.


         Equity Securities of Certain Energy Related Corporations. The Fund may invest up to 40% of its Managed Assets in common stocks of corporations engaged in the energy industry. Generally, the Fund intends to purchase these common stocks in open market transactions but may also purchase securities directly from the issuers in private placements such equity securities in which the Fund may invest include common stocks, preferred stocks and convertible securities. Such securities may include common stocks of utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders generally also receive voting rights regarding other company matters, such as mergers, certain important company policies, and the issuing of securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

         Certain Other Securities. The Fund may invest up to 10% of its Managed Assets in certain other securities, including debt, convertible debt and preferred stock, of Energy Companies. The Fund will not invest in non-investment grade debt instruments.

         The Fund may use short sales to hedge the commodity or economic risk of a security issued by an Energy Company but expects to use such a strategy only on a limited basis. The Fund will not engage in the selling of "naked" shorts. The Sub-Adviser does not expect that short sales will exceed 15% of the Fund's Managed Assets. The Fund may also invest in derivative instruments as a substitute for purchasing or selling particular securities.


         The Fund may invest up to 10% of its Managed Assets in other investment companies.
                                        -7-

         The Fund will not invest more than 20% of its Managed Assets in securities issued by a single issuer and will not invest directly in commodities.

         Non-U.S. Securities. The Fund intends to invest a significant portion of its Managed Assets in securities of non-U.S. issuers and securities traded principally on exchanges outside the United States. The Fund's investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Canada or Europe), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies may appear to be unrelated.


         Illiquid/Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest in restricted securities. "Restricted Securities" are those securities that are (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights or (iii) unregistered securities of public companies that become freely tradable with the passage of time.


         Short-Term Debt Securities; Temporary Defensive Position; Initial Investment Period. During the period when the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested or during periods in which the Adviser or the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash, cash equivalents and other securities. In such a case, the Fund may not pursue or achieve its investment objectives.

         The cash, cash equivalents and other securities are defined to include, without limitation, the following:


                   (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


                        ADDITIONAL INFORMATION ABOUT THE
                     FUND'S INVESTMENTS AND INVESTMENT RISKS

TAX RISKS

         In addition to other risk considerations, an investment in Common Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this Statement of Additional Information. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of the Common Shares will depend on the facts of each investor's situation. Investors are encouraged\ to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

         There can be no assurance what percentage of the distributions paid on the Common Shares, if any, will be treated as qualified dividend income or long-term capital gain or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2008.

         There are tax proposals in Canada that would impose a 15% tax on the return of capital portion of the distributions paid or credited after 2004 by certain types of Income Trusts that are mutual fund trusts. There is a risk as to whether such tax would qualify as a foreign income tax eligible for the U.S. foreign tax credit. The Fund will invest in Income Trusts that are "mutual fund trusts" for Canadian income tax purposes. The Canadian Department of Finance has recently indicated that it is pursuing discussions with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual fund trusts. Accordingly, changes in the income tax considerations described above are possible.

         MLP Tax Risks. The Fund's ability to meet its investment objective will depend on the level of taxable income and distributions it receive from the securities in which it invests, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at a maximum corporate tax rate of 35%. Therefore, if an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution from such MLP would be reduced. As a result, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return of the Fund's investment in such MLP, which would likely cause a reduction in the net asset value of the Common Shares.


         Canadian Royalty Trusts Tax Risks. There are certain tax risks associated with the Canadian royalty trusts in which the Fund may invest. These tax risks include the possibility that Canadian taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain royalty trusts. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of the Fund's investments, as well as on the after-tax income available for distribution by the royalty trusts, which in turn would reduce the cash available to the Fund for distribution to Common Shareholders. The extent to which the Fund may invest in such entities may be limited by the Fund's intention to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the "Code").


         U.S. Royalty Trusts Tax Risks. There are certain tax risks associated with the U.S. royalty trusts in which the Fund may invest. In particular, certain U.S. royalty trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such grantor trusts to determine how it will characterize such income for purposes of meeting the income distribution requirements applicable to RICs.

         Failure to Qualify as a Regulated Investment Company. If, in any year, the Fund were to fail to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. In such case, distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (for taxable years beginning on or before December 31, 2008), and (ii) for the dividends-received deduction in the case of corporate stockholders.

         Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Energy Companies in which the Fund invests. Any such changes could negatively affect the Common Shareholders. For example, new legislation could bear adversely on the amount and tax characterization of dividends received by Common Shareholders.

NON-U.S. SECURITIES RISK


         The Fund intends to invest a substantial portion of its assets in securities of non-U.S. issuers and securities principally traded on exchanges outside of the United States. Investing in such securities, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers.


         Foreign Securities Involve Certain Risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, and the seizure or nationalization of foreign deposits. Such securities also may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances, foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These securities may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of these securities.

         Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

         Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

         In addition, risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sale and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

CURRENCY RISK


         The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars through derivative transactions such as currency swaps. However, as discussed in "Derivatives Risk" below, hedging may not alleviate all currency risks.


         The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DELAY IN INVESTING THE PROCEEDS OF THIS OFFERING


         Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements. The trading market and volumes for securities of MLPs and

MLP-related entities, Income Trusts and other Energy Companies may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Until the Fund is able to invest the net proceeds of the offering in accordance with the Fund's investment objectives and strategies, the proceeds of the offering may be invested in cash, cash equivalents or other securities. As a result, the return and yield on the Common Shares in the first year of the Fund's investment operations are expected to be lower than what they would be were the Fund to be fully invested in accordance with its objectives and policies. See "Use of Proceeds."


LEVERAGE RISK


         The Fund may borrow an amount up to 33 1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Preferred Shares, commercial paper or notes and/or borrowing (each a "Leverage Instrument" and collectively, the "Leverage Instruments")). The Fund anticipates that under current market conditions it will issue Leverage Instruments in an aggregate amount up to 33 1/3% of the Fund's Managed Assets. Borrowings and the issuance of Preferred Shares or commercial paper or notes are referred to in this SAI collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:


         o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

         o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;


         o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. As a result, the Adviser and Sub-Adviser have a financial incentive for the Fund to incur leverage;

         o when the Fund uses financial leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Fund did not use leverage; and


         o to the extent that the Fund uses leverage, it may be in danger of failing to maintain asset coverage levels that meet the requirements of the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund's leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.


         The Sub-Adviser, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.


         The Fund may manage some of its derivative positions, if any, by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets. See "Other Investment Policies and Techniques--Borrowings and Preferred Shares." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.


         The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or

Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

DERIVATIVES RISK


The Fund may, but is not required to, use various strategic transactions to seek to (1) reduce interest rate risks arising from any use of financial leverage,
(2) facilitate portfolio management, (3) mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve this result. The Fund anticipates that it may write (or sell) covered call options on the common stock of Energy Companies held in the Fund's portfolio. Certain of these transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, reference rate, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions, credit default swaps, credit linked notes and other structured notes. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally will seek to use Strategic Transactions as a portfolio management or hedging technique in an effort to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, and/or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.


         Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. To generate additional income, the Fund may write (or sell) covered call options on the common stock of Energy Companies held in the Fund's portfolio. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. Notwithstanding these forms of cover, the Fund is at risk for significant loss on a call option that it has written if the underlying security or index increases significantly in value during the option period or on a put option it has written if the underlying security or index decreases significantly in value during the option period, unless it owns an offsetting position to the option, such as the underlying security or index in the case if a written call option. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees (the "Board").

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The successful use of options depends in part on the Sub-Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.


         If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indices, reference rates and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").


         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

         Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

         Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will generally have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

         Equity Swaps and Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities or interest rates to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate transactions such as interest rate swaps, total rate of return swaps or the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.


         In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into equity and interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

         Typically, the parties with which the Fund will enter into equity and interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap or interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.


         The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 50% of the Managed Assets of the Fund. Such exposure will be attained through the use of derivatives described above and through credit default swap transactions and credit linked securities, both of which are discussed below.

         Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "reportable transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

         The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.


         Credit Linked Notes. The Fund may invest in Credit Linked Notes. Credit Linked Notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities". Through the purchase of a Credit Linked Note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the Credit Linked Note in the full amount of the purchase price of the note. The issuer of a Credit Linked Note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the Credit Linked Note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

         Credit Linked Notes are subject to credit risk of the reference securities underlying the credit default swaps. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

         Credit Linked Notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

         The market for Credit Linked Notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Credit Linked Notes. In certain cases, a market price for a Credit Linked Note may not be available. The collateral for a Credit Linked Note is one or more credit default swaps, which, as described above, are subject to additional risk.

         Structured Notes. The Fund may invest in various types of structured notes. Unlike straight derivatives whose entire value is dependent on some underlying security, index or rate, structured securities are hybrids, having components of straight debt instruments and derivatives intertwined. Rather than paying a straight fixed or floating coupon, these instruments' interest payments are tailored to a myriad of possible indices or rates. In addition to the interest payments, the securities' redemption value and final maturity can also be affected by the derivatives embedded in structured notes. Most structured notes contain embedded options, generally sold by the investor to the issuer primarily in the form of caps, floors, or call features. Structured notes are subject to market risk (the risk that the structured note's value (market price) will decrease due to adverse moves in the relevant rate or index); liquidity risk ( the risk that an institution will not be able to sell or "unwind" a position in a structured note in a timely fashion at, or very close to, its perceived market value); interest rate risk (the risk to cash flows posed by an adjustment in market interest rates); and volatility risk (the risk that market value of the securities will fluctuate over time).


         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES


         The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may be difficult to dispose of at a fair price at the times when the Sub-Adviser believes it is desirable to do so. The market prices of illiquid securities generally are more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered and thus able to be sold. Contractual restrictions on the resale of certain securities in which the Fund may invest may vary in length and scope and may be the result of a negotiation between the issuer and acquiror of the securities. The Fund would bear market risks during any period in which the Fund could not sell an illiquid security. The Fund may also invest in restricted securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, also may be illiquid, and thus subject to the risks discussed above. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and certain commercial paper) may be treated as liquid for these purposes.


         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

         With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employment Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

         Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES


         General Description of Hedging Strategies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any financial leverage by the Fund, to mitigate risks, including interest rate, currency and credit risks and to generate income. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars or credit derivative instruments.

         Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.


         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.


         Because of the low margin deposits required, Futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Because the Fund will cover its positions in futures contracts, as discussed above, there will be a practical limit on the economic leverage that the Fund can achieve from entering into futures contracts.

         In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Swap Agreements. For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

LENDING OF PORTFOLIO SECURITIES


         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in an amount up to 33 1/3% of Managed Assets to brokers, dealers and financial institutions, provided that loans are callable at any time by the Fund and are at all times secured by cash or other collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on the securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of the loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of its rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWINGS AND PREFERRED SHARES


         The Fund anticipates that under current market conditions within [ ] months after the completion of this offering it will issue Leverage Instruments representing up to a maximum aggregate amount of 33 1/3% of the Fund's Managed Assets. Any use of Leverage Instruments by the Fund will, however, be consistent with the provisions of the 1940 Act. The Leverage Instruments would have complete priority upon distribution of the Fund's assets over Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in securities consistent with the Fund's investment objective and policies. If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.


         Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the Common Shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations.

         The Fund's Declaration of Trust (the "Declaration") authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a RIC under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.


         If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

         Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%.
In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Among other things, those provisions will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a RIC under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund were to fail to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.


         The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. The trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund indicated by an asterisk.

                                                -38-

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                             TERM OF                                            IN FUND
                                             OFFICE AND                                         COMPLEX          OTHER
                         POSITION AND        YEAR FIRST            PRINCIPAL                    OVERSEEN         TRUSTEESHIPS
                         OFFICES WITH        ELECTED OR            OCCUPATIONS DURING           BY TRUSTEE       HELD BY
NAME, ADDRESS AND AGE    FUND                APPOINTED             PAST 5 YEARS                 OR OFFICER       TRUSTEE
---------------------    ------------        ----------            -------------                ----------       ------------

Trustee who is an
Interested Person of
the Fund
--------------------

James A. Bowen(1)*       President,          o One Year(2)         President, First Trust       22 Portfolios    None
1001 Warrenville Road,   Chairman of                               Portfolios and First
  Suite 300              the Board, Chief    o 2005                Trust Advisors; Chairman
Lisle, IL 60532          Executive Officer                         of the Board of Directors
D.O.B.: 09/55            and Trustee                               BondWave, LLC and
                                                                   Stonebridge Advisors, LLC


Trustees who are not
Interested Persons of
the Fund
--------------------

Richard E. Erickson      Trustee             o One Year(2)         Physician; President,        22 Portfolios    None
c/o First Trust                                                    Wheaton Orthopedics, Co-
Advisors L.P.                                o 2005                Owner and Co-Director, Sports
1001 Warrenville Road,                                             Med Center for Fitness;
  Suite 300                                                        Limited Partner, Gundersen
Lisle, IL 60532                                                    Real Estate Partnership
D.O.B.: 04/51

Niel B. Nielson          Trustee             o One Year(2)         President (2002 to           22 Portfolios    Director of Good
c/o First Trust                                                    to Present), Covenant                         News Publishers -
Advisors L.P.                                o 2005                College; Pastor (1997 to                      Crossway Books;
1001 Warrenville Road,                                             2002), College Church                         Covenant Transport
  Suite 300                                                        in Wheaton                                    Inc.
Lisle, IL 60532
D.O.B.: 03/54

Thomas R. Kadlec         Trustee             o One Year(2)         Vice President, Chief        22 Portfolios    None
c/o First Trust                                                    Financial Officer (1990
Advisors L.P.                                o 2005                to Present), ADM Investor
1001 Warrenville Road,                                             Services, Inc. (Futures
  Suite 300                                                        Commission Merchant);
Lisle, IL 60532                                                    Registered Representative
D.O.B.: 11/57                                                      (2000 to Present), Segerdahl
                                                                   & Company, Inc., an NASD
                                                                   member (Broker-Dealer);
                                                                   President, ADM Derivatives, Inc.
                                                                   (May 2005 to present)

David M. Oster           Trustee             o One Year(2)         Trader (Self-Employed)       11 Portfolios    None
c/o First Trust                                                    (1987 to Present)
Advisors L.P.                                o 2005                (Options Trading and
1001 Warrenville Road,                                             Market Making)
  Suite 300
Lisle, IL 60532
D.O.B.: 03/64


Officers of the Fund
--------------------

Mark R. Bradley          Treasurer,          o Indefinite term     Chief Financial              22 Portfolios    N/A
1001 Warrenville Road,   Controller,                               Officer, Managing
  Suite 300              Chief Financial     o 2005                Director, First Trust
Lisle, IL 60532          Officer and                               Portfolios and First
D.O.B.: 11/57            Chief Accounting                          Trust Advisors; Chief
                         Officer                                   Financial Officer,
                                                                   BondWave LLC and
                                                                   Stonebridge Advisors, LLC

Susan M. Brix            Assistant           o Indefinite term     Representative,              22 Portfolios    N/A
1001 Warrenville Road,   Vice President                            First Trust Portfolios;
  Suite 300                                  o 2005                Assistant Portfolio
Lisle, IL 60532                                                    Manager, First
D.O.B.: 01/60                                                      Trust Advisors


                                                                -39-

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                             TERM OF                                            IN FUND
                                             OFFICE AND                                         COMPLEX          OTHER
                         POSITION AND        YEAR FIRST            PRINCIPAL                    OVERSEEN         TRUSTEESHIPS
                         OFFICES WITH        ELECTED OR            OCCUPATIONS DURING           BY TRUSTEE       HELD BY
NAME, ADDRESS AND AGE    FUND                APPOINTED             PAST 5 YEARS                 OR OFFICER       TRUSTEE
---------------------    ------------        ----------            -------------                ----------       --------
Robert F. Carey          Vice President      o Indefinite term     Senior Vice President,       22 Portfolios    N/A
1001 Warrenville Road,                                             First Trust  Portfolios
  Suite 300                                  o 2005                and First Trust
Lisle, IL 60532                                                    Advisors
D.O.B.: 07/63

W. Scott Jardine         Secretary and       o Indefinite term     General Counsel, First       22 Portfolios    N/A
1001 Warrenville Road,   Chief Compliance                          Trust Portfolios and
  Suite 300              Officer             o 2005                First Trust Advisors;
Lisle, IL 60532                                                    Secretary, BondWave, LLC
D.O.B.: 05/60                                                      and Stonebridge Advisors,
                                                                   LLC

Kristi A. Maher          Assistant           o Indefinite term     Assistant General            22 Portfolios    N/A
1001 Warrenville Road,   Secretary                                 Counsel (March 2004 to
  Suite 300                                  o 2005                Present), First Trust
Lisle, IL 60532                                                    Portfolios and First Trust
D.O.B.: 12/66                                                      Advisors; Associate
                                                                   (1995 to March 2004),
                                                                   Chapman and Cutler LLP

Roger F. Testin          Vice President      o Indefinite term     Vice President               22 Portfolios    N/A
1001 Warrenville Road,                                             (August 2001 to Present),
  Suite 300                                  o 2005                First Trust Advisors;
Lisle, IL 60532                                                    Analyst (1998 to 2001),
D.O.B.: 06/66                                                      Dolan Capital Management
                                                                   Capital Management
--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.


         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate;
(d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee.

         Messrs. Erickson, Nielson, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund, closed-end funds advised by First Trust Advisors. None of the trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/ Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund (collectively, the "First Trust Fund Complex") as they hold with the Fund.

         Each fund in the First Trust Fund Complex pays each trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to Independent Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust Fund Complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the trustees and estimated total compensation to be paid to each of the trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans.
                                                                 ESTIMATED TOTAL
                                                                 COMPENSATION
                          ESTIMATED AGGREGATE                    FROM FUND AND
 NAME OF TRUSTEE          COMPENSATION FROM FUND (1)             FUND COMPLEX(2)

 James A. Bowen                       $0                                 $0
 Richard E. Erickson               $10,000                            $110,000
 Thomas R. Kadlec                  $10,000                            $110,000
 Niel B. Nielson                   $10,000                            $110,000
 David M. Oster                    $10,000                            $100,000
--------------------
(1) The compensation estimated to be paid by the Fund to the trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and Fund Complex for a full calendar year is based on estimated compensation to be paid to these trustees for a full calendar year for services as trustees to the First Defined Portfolio Fund, LLC, an open-end fund (with (11) portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund and the Fund for a full calendar year. Mr. Oster is currently not a trustee of the First Defined Portfolio Fund, LLC. Accordingly, his estimated total compensation is based on the estimated compensation to be paid by the First Trust Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund and the Fund for a full calendar year.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the trustees in the Fund and in other funds overseen by the trustees in the First Trust Fund Complex as of _____________, 2005:


                                               AGGREGATE DOLLAR RANGE OF
                                                 EQUITY SECURITIES IN
                      DOLLAR RANGE OF      ALL REGISTERED INVESTMENT COMPANIES
                     EQUITY SECURITIES           OVERSEEN BY TRUSTEE IN
TRUSTEE                 IN THE FUND             FIRST TRUST FUND COMPLEX

Mr. Bowen                 None                   Over $100,000
Mr. Erickson              None                   $ 10,001-$50,000
Mr. Kadlec                None                   $ 50,001-$100,000
Mr. Nielson               None                   $ 10,001-$50,000
Mr. Oster                 None                   Over $100,000

         As of _____________, 2005, the trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of _________, 2005, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Fund. First Trust Portfolio L.P. is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60543.


                               INVESTMENT ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Adviser (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to twenty-nine mutual funds and twelve closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $56 billion in gross assets have been deposited in First Trust Portfolios unit investment trusts.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not the purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors); custodian, transfer agency, administrative, accounting and dividend disbursing expenses; legal fees; expenses of the Fund's independent registered public accounting firm; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


         The Board of Trustees received and reviewed data from First Trust Advisors which was provided in response to a request from counsel to the Independent Trustees made in advance of the August 8, 2005 organizational meeting. The Independent Trustees discussed these responses in executive session with independent counsel prior to the meeting. At the meeting, the Trustees discussed the materials with representatives of the Adviser, Fund counsel and independent counsel. The Board concluded that the terms of the Investment Management Agreement are fair and reasonable and that the Agreement is in the best interest of the Fund.

         The Trustees considered the nature, extent and quality of services to be provided under the Agreement, noting that First Trust Advisors employees provided management services to other closed-end funds in the First Trust Complex with diligence and care. They noted the compliance program that had been developed by First Trust Advisors and the skills of its employees who would be working with the Fund. The Trustees concluded they were comfortable that First Trust Advisors had the capabilities and resources to oversee the operations of the Fund, including overseeing the Sub-Adviser.

         The Trustees reviewed information compiled by an independent source on management and sub-advisory fees charged to similar closed-end funds and total expense ratios of those funds, as well as similar data compiled by the independent source on a peer group of funds selected by First Trust Advisors, and they discussed with representatives of First Trust Advisors certain differences between the peer group of funds selected by the independent source and the group selected by First Trust Advisors. They also discussed certain differences between those funds and the Fund. They noted that a portion of the fee payable by the Fund to First Trust Advisors would then be paid to the Sub-Adviser, and they took this and other costs to be borne by First Trust Advisors in connection with its services to be performed under the Agreement into consideration when analyzing the estimated profitability of the Agreement to First Trust Advisors. The Trustees concluded that the estimated profitability was not unreasonable. The Trustees noted that First Trust Advisors had not identified any economies of scale to be realized by the Fund, but had committed to continue to make improvements in infrastructure and personnel. The Trustees concluded that any economies of scale were not meaningful.

         At the August 8, 2005 meeting, the Trustees received a presentation from senior executives of the Sub-Adviser, including portfolio managers and legal and compliance personnel, who described the Sub-Adviser's experience and investment style, as well as its compliance culture. The Trustees had the opportunity to ask questions and review materials submitted by the Sub-Adviser, and they met with independent counsel to review their duties and responsibilities in connection with their consideration of the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, the Adviser and the Sub-Adviser, as they also had done for the Agreement. The Trustees considered the nature, extent and quality of services to be provided by the Sub-Adviser, and noted the background and experience of the portfolio managers. They noted that the Sub-Adviser also provides investment advisory services to private funds managed in a similar style, but not to other investment companies, and they noted that the Sub-Adviser's compliance program would reflect regulatory restrictions imposed on closed-end funds.

         The Sub-Adviser provided information on fees charged to other clients, which were higher than those to be paid under the Sub-Advisory Agreement, and the Trustees concluded that the fees to be paid under the Sub-Advisory Agreement are reasonable. The Trustees also concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and that the Sub-Advisory Agreement is in the best interest of the Fund.

CODE OF ETHICS

         The Fund, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549.


                             PROXY VOTING PROCEDURES



         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         A senior member of First Trust Advisors is responsible for oversight of the Fund's proxy voting process. First Trust Advisors has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to First Trust Advisors on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. First Trust Advisors reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust Advisors may not vote in accordance with the ISS recommendations when First Trust Advisors believes that specific ISS recommendations are not in the best interests of the Fund. If First Trust Advisors manages the assets of a company or its pension plan and any of First Trust clients hold any securities of that company, First Trust Advisors will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust Advisors to follow specific voting guidelines or additional guidelines, First Trust Advisors will review the request and inform the client only if First Trust Advisors is not able to follow the clients' request.

         First Trust Advisors has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust Advisors' general voting policies.

         Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling (800) 621-1675 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                   SUB-ADVISER


         Pequot Capital Management, Inc., a registered investment adviser, will serve as the Fund's Sub-Adviser with responsibility for the management of the Fund's investment portfolio, subject to the supervision of the Adviser and the Board of Trustees. Pequot was founded by Arthur J. Samberg, Chairman and Chief Executive Officer, in 1998 to manage the Pequot family of funds, which began trading in 1986. Pequot will be responsible for the day-to-day management of the Fund's investment portfolio utilizing a team led by James Murchie. Mr. Murchie has been Principal of Pequot Capital Management and portfolio manager of the Pequot Capital's Energy MLP strategy since December 2004. Previously, Mr. Murchie was President and Founder of Energy Income Partners, LLC ("EIP") where he managed two energy related funds beginning in 2003. Prior to that, Mr. Murchie was a portfolio manager from 1998 through 2003 at Lawhill Capital, a long/short equity hedge fund investing in energy, cyclical equities and commodities. Before Lawhill, Mr. Murchie was a Managing Director at Tiger Management, LLC from 1995 through 1997 where his primary responsibility was investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. Mr. Murchie began his career at British Petroleum. Mr. Murchie graduated with a B.A. in History and Anthropology from Rice University and received his M.A. from Harvard University.

         Eva Pao has been a Vice President of Pequot Capital Management since December 2004 and co-manager of Pequot Capital's Energy MLP strategy. Previously, Ms. Pao was a Managing Director at EIP from 2003 through October 2004. Ms. Pao joined EIP from Harvard Business School, which she attended from January 2001 through June 2002. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp. from July 1996 through July 2000 where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao also spent time analyzing the newly deregulated electricity industry and its effects on existing players and other energy markets. Ms. Pao received her undergraduate degree at Rice University and received her M.B.A. from Harvard University.


         Mark Harchelroad has been a Vice President of Pequot Capital Management and an analyst responsible for covering the energy sector for the diversified strategy since 2002. Previously, from October 2000 through 2001, Mr. Harchelroad was with Winfield Associates, a long/short equity hedge fund. Prior to that, Mr. Harchelroad was in the investment department at Reliance Insurance Company from 1995 through 2000. Mr. Harchelroad graduated with a B.S. in Industrial Engineering from Pennsylvania State University and received his M.B.A. from Rutgers University.


         Mr. Murchie and Ms. Pao, as the Fund's portfolio managers, will share primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Harchelroad, as an analyst for the Fund, will provide research support and advice with respect to the Fund's portfolio, but will not make investment decisions or place transaction orders on behalf of the Fund.

         The portfolio managers also have responsibility for the day-to-day portfolio management of accounts other than the Fund, including separate accounts. The subadvisory or advisory fees received by Pequot in connection with the portfolio management of the Fund's investment portfolio and other accounts are not based on the performance of the Fund or the other accounts, respectively. Information regarding those other accounts is set forth below.



           NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                               AS OF JUNE 30, 2005
          -------------------------------------------------------------


                           REGISTERED INVESTMENT
                               COMPANIES                 OTHER POOLED
    PORTFOLIO MANAGER     (OTHER THAN THE FUND)      INVESTMENT VEHICLES     OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------
James Murchie               Number: 0                Number:  2              Number:  0
                            Assets:  $0              Assets:  $ _______      Assets:  $ _______
-------------------------------------------------------------------------------------------------
Eva Pao                     Number: 0                Number:  2              Number:  0
                            Assets:  $0              Assets:  $ _______      Assets:  $ _______
-------------------------------------------------------------------------------------------------

        As shown in the table above, the portfolio managers together manage two other pooled investment vehicles ("Other Funds"), for which the Sub-Adviser, or its affiliate, receives an asset-based management fee and a performance-based incentive fee or allocation. The portfolio managers may have conflicts of interest in managing the Fund and the Other Funds, which may invest in the same or similar securities as the Fund. For example, the portfolio managers may have conflicts of interest in allocating their time and activity between the Fund and the other Funds. The portfolio managers may at times give advice or take action with respect to the Other Funds that differs from the advice given with respect to the Fund because of, among other things, differences between the Fund's and the other Funds' investment policies. To the extent a particular investment is suitable for both the Fund and the Other Funds, such an investment will be allocated between the Fund and the Other Funds in a manner that the portfolio managers determine is fair and equitable under the circumstances to the Fund and the Other Funds, in accordance with the Sub-Adviser's trade aggregation and allocation policy.

         The Sub-Adviser believes the above risks are mitigated because it has written policies and procedures regarding trade aggregation and allocation that address the fair and equitable treatment of all accounts. The portfolio managers are obligated to adhere to these policies and procedures in their management of the Fund and the Other Funds. In addition, the Sub-Adviser's compliance department monitors conflicts that may arise in managing the Fund and the Other Funds, including reviewing trade allocations and performance data of the Fund and the Other Funds.

         At June 30, 2005, the following summarizes the structure of and methods used to determine the compensation of each of the portfolio managers identified in the table above, who share primary responsibility for the day-to-day management of the Fund's portfolio.

         Base Salary. A competitive base salary is paid to each portfolio manager, based on his or her experience and responsibilities, individual contributions to the firm and contributions to the performance of the Fund and the Other Funds. The Sub-Adviser regularly reviews the portfolio managers' salaries in comparison with industry standards to ensure that such salaries remain competitive.

         Annual Bonus and Other Compensation. In addition to base salary, the Sub-Adviser also may, at its discretion, give year-end bonuses to the portfolio managers, based upon factors which may include the Sub-Adviser's overall performance, the portfolio manager's contributions to the Sub-Adviser's business and/or the Fund and the Other Funds and other related factors. Profit-sharing opportunities for the portfolio managers are determined by the Sub-Adviser annually, based on the same criteria as the bonus payment. The Sub-Adviser does not follow established guidelines in determining the profit-sharing percentages; however, one of the portfolio managers receives a fixed percentage share of the Sub-Adviser's net profit generated by services performed for the Fund and the Other Funds. The Sub-Adviser does not receive fees based on performance from the Fund.

         At June 30, 2005, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act (the "1934 Act") any shares of the Fund.

         The Sub-Adviser, subject to the supervision of the Fund's Board of Trustees and the Adviser, will act as the sub-adviser for, and manage on a discretionary basis the investment and reinvestment of, the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund as provided in the Prospectus and this SAI. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or the Adviser
(including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.


         Pursuant to the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services provided by the Sub-Adviser through sub-advisory fees, as set forth in the Fund's Prospectus.

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Adviser, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the Independent Trustees of the Fund and the sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         Subject to the supervision of the Board of Trustees, the Sub-Adviser will be authorized to make all decisions as to which securities are bought and sold for the Fund, the amount and price of those securities and the selection of and commissions paid to brokers. In selecting brokers or dealers to execute transactions, the Sub-Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. It will not be the Sub-Adviser's practice to negotiate "execution only" commission rates; thus clients may be deemed to be paying for other services, including Research (as defined below), provided by the broker which are included in the commission rate. In determining which broker-dealer generally provides the best available price and most favorable execution, the Sub-Adviser considers a totality of circumstances, including the broker-dealer's research capabilities and the success of prior research recommendations (including private equity financings), ability to execute difficult trades (possible market impact, size of the order and market liquidity), commitment of capital, access to new issues, nature and frequency of sales coverage, depth of services provided, including economic or political coverage, arbitrage and option operations, back office and processing capabilities, financial stability and responsibility, reputation, access to markets, confidentiality, commission rate, responsiveness to the Sub-Adviser and the value of research and brokerage and research products and services (collectively "Research") provided by such brokers.

         Research may include, among other things, proprietary research from broker-dealers, which may be written or oral. Research products may include, among other things, computers, servers, printers or terminals, software and related support services for use in research and trading, quotation boards, computer databases, personal desktop assistants and quotation equipment, in each case to access research or which provide research directly. Research services may include, among other things, research concerning market, economic and financial data, statistical information, data on pricing and availability of securities, financial publications, attendance at conferences and meetings, electronic market quotations, performance measurement services, analyses and/or due diligence concerning specific securities, companies or sectors, including due diligence on specific aspects of a company's operations or finances, analyses on issues raised in proxy statements and market, economic and financial studies and forecasts. Research services may be in written or oral form or on-line and may be produced by broker-dealers or third parties such as attorneys, accountants or consultants.

         Research may be used by the Sub-Adviser in servicing some or all of the Sub-Adviser's clients. In addition, some Research will not be used by the Sub-Adviser in servicing the clients whose commission dollars provided for the Research. Clients may not, in any particular instance, be the direct or indirect beneficiaries of the Research provided. Certain clients, who are the beneficiaries of Research, such as private equity funds managed by the Sub-Adviser, have an investment style which results in the generation of a small amount of brokerage commissions due to a lack of active trading for their accounts. As a result, clients who generate sizeable commissions subsidize Research provided to clients whose accounts generate minimal brokerage commissions since the commission dollars generated by transactions for such clients are not sufficient to pay for Research that may be received by such Clients from other brokers. In selecting broker-dealers on the basis of the foregoing factors, the Sub-Adviser may pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction. In connection therewith, the Sub-Adviser will make a good faith determination that the amount of commission is reasonable in relation to the value of the Research received, viewed in terms of either the specific transaction or the Sub-Adviser's overall responsibility to its clients. The Sub-Adviser will regularly evaluate the placement of brokerage and the reasonableness of commissions paid. Research received from brokers will be supplemental to the Sub-Adviser's own research efforts, a significant part of which will include meetings with the management of individual companies to converse with company officials. It is also expected that brokers will assist in this process by conducting meetings for the Sub-Adviser with the management of individual companies. While the receipt of Research will not reduce the Sub-Adviser's normal research activities, the Sub-Adviser's expenses could increase materially if it attempted to generate such additional information and services through its own staff. As such, the Sub-Adviser's arrangements for the receipt of research services from brokers may create a conflict of interest, in that the Sub-Adviser may have an incentive to choose a broker-dealer that provides research services, instead of one that does not but charges a lower commission rate. In some instances, the Sub-Adviser receives Research that may be used for both research and non-research purposes. Such instances include the receipt of computer hardware which accesses research as well as non-research items, and software systems, which supports both portfolio management and accounting. In such instances, the Sub-Adviser will make a good faith effort to determine the relative proportion of the Research used to assist the Sub-Adviser in carrying out its investment decision-making responsibilities, including research and brokerage, and the relative proportion used for administrative or other non-research purposes. The proportionate amount of the Research attributable to assisting the Sub-Adviser in carrying out its investment decision-making responsibilities will be paid through brokerage commissions generated by client transactions; the proportionate amount attributable to administrative or other non-research purposes will be paid for by the Sub-Adviser from its own resources. The receipt of "mixed-use" Research and the determination of the appropriate allocation may result in a potential conflict of interest between the Sub-Adviser and its clients.



                              DESCRIPTION OF SHARES

COMMON SHARES

         The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees in their sole discretion, without shareholder vote. The Fund's Declaration initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

         The Fund intends to apply to list its Common Shares on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

         Under the terms of the Declaration, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees.

BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the shareholders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to any Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of trustees by shareholders or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees.

         Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

         As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold,

                                        -54

leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other trustee. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market, interest rate and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the trustees, in consultation with the Fund's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time may review possible actions to reduce any discount in the market price of the Common Shares relative to their NAV. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the trustees may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.


         Although the decision to take action in response to a discount from NAV will be made by the trustees at the time they consider such issue, it is the trustees' present policy, which may be changed by the trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption fee or contingent deferred sales charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.


         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                                   TAX MATTERS

U.S. FEDERAL TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a broker/dealer or other investor with special circumstances. In addition, this section does not describe your state or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Adviser. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS

         The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income from an interest in a "qualified publicly traded partnership" (the "Gross Income Test"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs), of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more "qualified publicly traded partnership."

         For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership. Moreover, the separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually all or substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.


         If the Fund were to fail to qualify as a RIC, which is accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deductions in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment and could be required to pay a corporate level tax on certain unrecognized gains of the Fund.


DISTRIBUTIONS

         Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund's distributions to you into two primary categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at the rates applicable to ordinary income, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all distributions of net capital gains that are properly designated as capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


         The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate properly designated capital gains dividends between and among its Common Shares and any preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or reduced rates applicable to qualified dividend income will similarly be allocated between and among the classes.


DIVIDENDS RECEIVED DEDUCTION


         A corporation that owns Common Shares will only be entitled to the dividends received deduction with respect to dividends received from the Fund to the extent such dividends are attributable to qualifying dividends received by the Fund from certain corporations that are properly designated by the Fund as being eligible for the dividends received deduction. It is not clear that the Fund will be able to make this election.


SALE OF SHARES

         If you sell your Common Shares you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS


         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets).


         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

         Ordinary income distributions (if designated by the Fund) may qualify (provided holding period and other requirements are met) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2008) as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. If the Fund's qualified dividend income is less than 95% of its gross income, a shareholder of the Fund may only include as qualifying dividend income that portion of the dividends that may be and are so designated by the Fund as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.

         Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

DEDUCTIBILITY OF FUND EXPENSES


         Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. However, the Treasury has promulgated temporary regulations that require individuals and certain other tax payers to treat investment expenses incurred by pass-through entities in which such tax payers are invested as income. The regulations currently reserve the application of such provisions to investors in publicly traded regulated investment companies. If the final regulations extend this rule to investors in publicly traded regulated investment companies becomes finalized, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

FOREIGN TAX CREDIT

         Income received by the Fund with respect to securities of non-U.S. corporations may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. If the Fund invests more than 50% of its Managed Assets in non-U.S. securities as of year-end, the Fund may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its Shareholders instead of on its own tax return. If the Fund so elects, each Shareholder will include in gross income, and also treat as paid by such Shareholder, its proportionate share of the foreign taxes paid by the Fund. If the Fund makes this election, it will furnish its Shareholders with a written notice after the close of the taxable year.


         Draft legislation released by the Canadian Minister of Finance on December 6, 2004, includes certain proposals that would impose a 15% withholding tax on the portion of the distributions constituting return of capital to non-resident investors, effective for distributions paid or credited after 2004 by certain types of Income Trusts. If the legislation is finalized, the Fund's cash distributions from the Income Trust would be reduced by such withholding. It is not entirely clear whether this additional Canadian withholding tax would be treated as a foreign income tax for purposes of the U.S. federal income tax foreign tax credit. If not treated as a foreign income tax, the Fund (or, if the Fund is able to and does make the election as described above, an investor) may not be able to reduce his or her U.S. federal income tax liability by claiming a foreign tax credit on the amount withheld.


NON-U.S. SHAREHOLDERS


         In general, dividends (other than properly designated capital gain dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund intends to make such designations, but is not obligated to do so.

PASSIVE FOREIGN INVESTMENT COMPANIES

         Investments by the Fund in certain PFICs could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to Shareholders. Elections may be available to the Fund to mitigate the effect of these provisions provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Although many taxpayers would find the net effect of such elections beneficial, the Fund may choose to not make such elections because the elections would impact the Fund's ability to continue to qualify as a RIC. In addition, the elections would require certain information to be furnished by the foreign corporation, which may not be provided. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income.

TAX RETURN DISCLOSURE REQUIREMENTS

         Under Treasury regulations, if a Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual Shareholder, or $10 million or more for a corporate Shareholder, in any single taxable year (or a greater amount over a combination of years), the Shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, Shareholders of RICs, including the Fund, are not excepted. A Shareholder who fails to make the required disclosure to the Internal Revenue Service may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING

         The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

         The following is a summary of the principal Canadian federal income tax considerations generally applicable to the Fund in respect of its proposed investment in Income Trusts. This summary is of a general nature only and is based on the applicable Canadian tax laws as of the date hereof. There can be no assurance that the tax laws may not be changed or that Canada Revenue Agency will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Income Tax Act (Canada) (the "Canadian Tax Act") and the Regulations (the "Tax Proposals") publicly announced by or on behalf of the Canadian Minister of Finance prior to the date hereof. This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each Income Trust that the Fund will invest in will qualify as a "mutual fund trust" as defined in the Canadian Tax Act at all relevant times. If an Income Trust were not to qualify as a mutual fund trust at any particular time, the Canadian federal income tax considerations described below would, in some respects, be materially different.

         Any distribution of the income of an Income Trust (excluding any net realized taxable capital gain that the Income Trust has validly designated as a taxable capital gain), that is paid, credited or deemed paid or credited will be subject to Canadian nonresident withholding tax of 15% in accordance with the Canada United States Income Tax Convention (the "Treaty") whether the distribution is made in cash or additional units.

         An Income Trust may designate under the Canadian Tax Act the portion of taxable income distributed to non-resident unit holders as net realized taxable capital gains of the Income Trust. This capital gain portion of a distribution to a non-resident unit holder such as the Fund will not be subject to tax under the Canadian Tax Act (but see the discussion of Tax Proposals below).

         Draft legislation released by the Canadian Minister of Finance on December 6, 2004, will generally treat distributions to a nonresident unit holder by an Income Trust out of net gains an Income Trust realizes on dispositions of "taxable Canadian property" (as defined in the Canadian Tax
Act), which includes real property situated in Canada, as taxable distributions of Canadian source trust income. Accordingly, such distributions will be subject to Canadian non-resident withholding tax at 15% under the Treaty.

         Also under these Tax Proposals, distributions made by certain types of Income Trusts to the Fund that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains of the Income Trust, commonly referred to as "returns of capital") will be subject to a special tax at the rate of 15%. The types of Income Trusts subject to this special tax are those in respect of which the units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian Tax Act. If applicable, this tax must be withheld form such distributions by an Income Trust. Some or all of this special tax may be refunded to the Fund if the Fund realizes a capital loss on the disposition of units or of other "Canadian property mutual fund investments," as defined in these Tax Proposals.

         The amount distributed to the Fund in a taxation year by an Income Trust may exceed the income of the Income Trust for tax purposes for the year giving rise to "returns of capital" as described above. Subject to the above discussion of the Tax Proposals, such distributions in excess of the Income Trust's income in a year to the Fund will not be subject to Canadian non-resident withholding tax but will reduce the adjusted cost base of the units held by the Fund. If, as a result, the Fund's adjusted cost base of the units in any taxation year would otherwise be a negative amount, the Fund will be deemed to realize a capital gain in such amount for that year, and the Fund's adjusted cost base of the units will be zero immediately thereafter. The treatment of any such capital gain deemed to be realized the Fund is described below. The non-taxable portion of net realized capital gains of an Income Trust that is paid or payable to the Fund and the amount of any distribution subject to the proposed special tax on returns of capital described above will not reduce the adjusted cost base of the units held by the Fund.

         The Fund generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of units of an Income Trust (whether on redemption, by virtue of the Fund's adjusted cost base becoming negative or otherwise) unless the units represent "taxable Canadian property" to the Fund for the purposes of the Canadian Tax Act and the Fund is not entitled to relief under the Treaty. Units of an Income Trust held by the Fund generally will not be considered to be "taxable Canadian property" unless (i) at any time during the 60-month period immediately preceding the disposition by the Fund, not less than 25% of the issued units were owned by the Fund and/or persons with whom the Fund does not deal at arm's length; (ii) at the time of disposition, the Income Trust is not a "mutual fund trust" for purposes of the Canadian Tax Act; or (iii) the units are otherwise deemed to be "taxable Canadian property." Where the units held by the Fund are "taxable Canadian property," a capital gain from their disposition or deemed disposition generally be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.

         Currently, an Income Trust that is a mutual fund trust will not be considered to be a mutual fund trust if is established or maintained primarily for the benefit of non-residents of Canada (the "maintained or established test"), unless all or substantially of its property is property other than "taxable Canadian priority" as defined in the Canadian Tax Act. Draft legislation released by the Minister of Finance (Canada) on September 16, 2004, relating to certain measures contained in the March 23, 2004 Canadian federal budget, included certain Tax Proposals which would have amended the operation of the "maintained or established test." In addition, these Tax Proposals contained a proposal which would have ensured that, together with other forms of "taxable Canadian property," Canadian resource property and timber resource property would also be included in restricting the available of relief under the "maintained or established test." On December 6, 2004, the Department of Finance issued a Notice of Ways and Means Motion and draft legislation which did not include either of the proposed changes just described. In announcing the proposals, the Department of Finance indicated that they will review with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual funds. Accordingly, further changes in this area are possible, some of which might be material. However, the Fund has no way of predicting what change if any, would be made, and any consequence thereof.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Nasdaq Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                  ERV = P(1+T)/n/

            Where  P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                  ATV/D/ = P(1+T)/n/

           Where: P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
             ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

            Where: P = a hypothetical initial investment of $1,000
                   T = average annual total return (after taxes on distributions and redemption)
                   n = number of years
             ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [( a-b/cd +1)/6/ - 1]

            Where: a = dividends and interest earned during the period
                   b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                   d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Financial Statements of the Fund as of ________________, appearing in this SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606-4301.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

         PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 4400 Computer Drive, Westboro, Massachusetts 01581, is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of First Trust/Pequot Energy Income
Fund:

         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust/Pequot Energy Income Fund (the "Fund"), as of _________________ and the related statements of operations, changes in net assets, cash flows and the financial highlights for the period _________________ (inception) through _________________. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of _________________, by correspondence with the Fund's custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at _________________, the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the period _________________ (inception) through _________________, in conformity with accounting principles generally accepted in the United States of America.


Chicago, Illinois
_______, 2005

                      FIRST TRUST/PEQUOT ENERGY INCOME FUND


                              FINANCIAL STATEMENTS

                      FIRST TRUST/PEQUOT ENERGY INCOME FUND


                                  COMMON SHARES


                       STATEMENT OF ADDITIONAL INFORMATION





                               _____________, 2005

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

1. Financial Statements:

         Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-effective Amendment to the Registration Statement.

2. Exhibits:

a. Declaration of Trust dated July 20, 2005. Filed on July 25, 2005 as Exhibit
a. to Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-121466) and incorporated herein by reference.

b. By-Laws of Fund. Filed on July 25, 2005 as Exhibit b. to Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-121466) and incorporated herein by reference.

c. None.

d. Form of Share Certificate.*

e. Terms and Conditions of the Dividend Reinvestment Plan.*

f. None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.*

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Pequot Capital Management Inc.*

h.1  Form of Purchase Agreement.*

i. None.

j. Form of Custodian Services Agreement between Registrant and PFPC Trust Company.*

k.1 Form of Transfer Agency Services Agreement between Registrant and PFPC Inc.*


k.2 Form of Administration and Accounting Services Agreement.*

l.1 Opinion and consent of Chapman and Cutler LLP.*

l.2 Opinion and consent of Bingham McCutchen LLP.*

m. None.

n. Consent of Independent Registered Public Accounting Firm.*

o. None.

p. Subscription Agreement between Registrant and First Trust Portfolios L.P.*

q. None.

r.1  Code of Ethics of Registrant. *

r.2  Code of Ethics of First Trust Portfolios L.P. *

r.3  Code of Ethics of First Trust Advisors L.P.*

r.4  Code of Ethics of Pequot Capital Management Inc.*

s. Powers of Attorney.
---------------------
* To be filed by amendment.

Item 25: Marketing Arrangements

[TO COME]

Item 26: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees                      $2.35
------------------------------------------------------------ ---------
National Association of Securities Dealers, Inc. Fees        $*
------------------------------------------------------------ ---------
Printing and Engraving Expenses                              $ *
------------------------------------------------------------ ---------
Legal Fees                                                   $ *
------------------------------------------------------------ ---------
Listing Fees                                                 $ *
------------------------------------------------------------ ---------
Accounting Expenses                                          $ *
------------------------------------------------------------ ---------
Blue Sky Filing Fees and Expenses                            $ *
------------------------------------------------------------ ---------
Miscellaneous Expenses                                       $ *
------------------------------------------------------------ ---------
Total                                                        $ *
------------------------------------------------------------ ---------

* To be completed by amendment.


Item 27: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 28: Number of Holders of Securities

At ________________:


Title of Class                               Number of Record Holders
-------------------------------------------- ------------------------
Common Shares, $0.01 par value
-------------------------------------------- ------------------------

Item 29: Indemnification

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

                   (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                   (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                 (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                            (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                            (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or

         (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in
         Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.


Item 30: Business and Other Connections of Investment Advisers

a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as subadviser to 29 mutual funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L. P. ("First Trust Portfolios"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

Other Business, Profession, Vocation or Employment During Past Two Years


Name and Position with First Trust Advisors L.P.                     Employment During Past Two Years
------------------------------------------------                     --------------------------------
James A. Bowen, Managing Director/President                  Managing Director/President, First Trust Portfolios and
                                                             Chairman of the Board of Directors, Bond Wave LLC and
                                                             Stonebridge Advisors LLC
------------------------------------------------------------ ---------------------------------------------------------
Ronald Dean McAlister, Managing Director                     Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Mark R. Bradley, Chief Financial Officer and Managing        Chief Financial Officer and Managing Director, First
Director                                                     Trust Portfolios and Chief Financial Officer, Bond Wave
                                                             LLC and Stonebridge Advisors LLC
------------------------------------------------------------ ---------------------------------------------------------
Robert W. Bredemeier, Chief Operating Officer and Managing   Chief Operations Officer and Managing Director, First
Director                                                     Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Robert Franklin Carey, Chief Investment Officer and Senior   Senior Vice President, First Trust Portfolios
Vice President
------------------------------------------------------------ ---------------------------------------------------------
William Scott Jardine, General Counsel                       General Counsel, First Trust Portfolios and Secretary
                                                             of Bond Wave LLC and Stonebridge Advisors LLC
------------------------------------------------------------ ---------------------------------------------------------
Scott Hall, Managing Director                                Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Andy Roggensack, Managing Director                           Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Jon Carl Erickson, Senior Vice President                     Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Jason Henry, Senior Vice President                           Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
David McGarel, Senior Vice President                         Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Bob Porcellino, Senior Vice President                        Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Mark Sullivan, Senior Vice President                         Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Al Davis, Vice President                                     Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
James P. Koeneman, Vice President                            Vice President, First Trust Portfolios since
                                                             December 2003; President, Burr Oak Advisors,
                                                             Inc., June 2000 to December 2003
------------------------------------------------------------ ---------------------------------------------------------
Daniel J. Lindquist, Vice President                          Vice President, First Trust Portfolios since April 2004;
                                                             Chief Operating Officer, Mina Capital Management,
                                                             LLC, January 2004 to April 2004;
                                                             Chief Operating Officer, Samaritan
                                                             Asset Management Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Mitch Mohr, Vice President                                   Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
David Pinsen, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Jonathan Steiner, Vice President                             Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Walter E. Stubbings, Jr., Vice President                     Vice President, First Trust Portfolios since July 2004;
                                                             Assistant Vice President, Kansas City Life Insurance
                                                             Company, May 1999 to July 2004
------------------------------------------------------------ ---------------------------------------------------------
Rick Swiatek, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Douglas Tichenor, Vice President                             Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Roger Testin, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Kitty Collins, Assistant Vice President                      Assistant Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
Charles Bradley, Assistant Vice President                    Assistant Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------


b) Sub-Advisers. Pequot Capital Management Inc. serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Pequot Capital Management Inc. (File No. 801-56015) filed with the Commission, all of which are incorporated herein by reference.

Item 31: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 32: Management Services

Not applicable.

Item 33: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 18th day of August, 2005.
                                  FIRST TRUST/PEQUOT ENERGY INCOME FUND


                             By:  /s/ James A. Bowen
                                 -----------------------------------------
                                 James A. Bowen, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

------------------------ -------------------------------------- ----------------
Signature                Title                                  Date
------------------------ -------------------------------------- ----------------
/s/ James A. Bowen       President, Chairman of the Board       August 18, 2005
---------------------    and Trustee (Principal Executive
James A. Bowen           Officer)
------------------------ -------------------------------------- ----------------
/s/ Mark R. Bradley      Chief Financial Officer and            August 18, 2005
---------------------    Treasurer (Principal Financial and
Mark R. Bradley          Accounting Officer)
------------------------ ----------------------------- -------------------------
Richard E. Erickson*     Trustee                      )
------------------------ -----------------------------  By: /s/ W. Scott Jardine
Thomas R. Kadlec*        Trustee                      )     --------------------
------------------------ -----------------------------      W. Scott Jardine
Niel B. Nielson*         Trustee                      )     Attorney-In-Fact
------------------------ -----------------------------      August 18, 2005
David M. Oster*          Trustee                      )
----------------------- ------------------------------ -------------------------

* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Pre-Effective Amendment No. 2 is filed, were previously executed and were filed as an exhibit thereto.

                                        -9-

                               INDEX TO EXHIBITS

s. Powers of Attorney

                              Subject to Completion
                 Preliminary Prospectus dated             , 2005